United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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☐   Definitive Proxy Statement
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☐   Soliciting Material Pursuant to §240.14a-12
Virtus Global Dividend & Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Virtus Global Dividend & Income Fund Inc.
(formerly known as, The Zweig Total Return Fund, Inc.)
101 Munson Street, Greenfield, Massachusetts 01301-9683
October   , 2016
Dear Shareholder:
Two separate Special Meetings of Shareholders (each, a “Special Meeting,” and together, the “Special Meetings”) of Virtus Global Dividend & Income Fund Inc. (the “Fund”), a Maryland corporation, will be held at the offices of Virtus Investment Advisers, Inc., 100 Pearl Street, 2nd Floor Conference Room, Hartford, Connecticut 06103, on Friday, November 18, 2016, to vote on the proposals listed in the enclosed Proxy Statement. The First Special Meeting will be held at 9:00 a.m. (Eastern time), and the Second Special Meeting will be held at 9:30 a.m. (Eastern time).
At the First Special Meeting, shareholders of record of the Fund will be asked to consider and vote on proposals to approve:
•
a new investment advisory agreement (the “Proposed Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”);

•
a new sub-advisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”); and

•
a new sub-advisory agreement between VIA and Newfleet Asset Management, LLC (“Newfleet”) (together with the sub-advisory agreement between VIA and Kayne, the “Proposed Sub-Advisory Agreements”).

As discussed in more detail in the accompanying Proxy Statement, these actions resulted from a comprehensive assessment of the fund and its competitive positioning in the current market environment. Based upon this assessment, it was determined that VIA, Kayne and Newfleet offer the investment approach, expertise, and resources to best serve shareholders.
At a telephonic meeting of the Board of Directors of the Fund held on August 30, 2016, the Board, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”), voted to:
•
terminate the existing investment advisory agreement (the “Existing Advisory Agreement”) between the Fund and Zweig Advisers LLC effective August 30, 2016;

•
approve an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Fund and VIA dated August 30, 2016;

•
approve an interim sub-advisory agreement between VIA and Kayne dated August 30, 2016; and

•
approve an interim sub-advisory agreement between VIA and Newfleet dated August 30, 2016.

At an in-person meeting of the Board of Directors of the Fund held on September 20, 2016, the Board, including a majority of the Independent Directors, voted to approve the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreements, subject to shareholder approval. Accordingly, you are being asked to approve the Proposed Agreements.
While there are certain differences between the terms of the Proposed Advisory Agreement and the Existing Advisory Agreement, as discussed in detail in the Proxy Statement, the contractual advisory fee rate under the Proposed Advisory Agreement will be identical to the fee rate payable under the Existing Advisory Agreement and Interim Advisory Agreement. The Fund will continue to pay a monthly investment advisory fee computed at the annual rate of 0.70% of the Fund’s average daily managed assets, and VIA will compensate directly each of Kayne and Newfleet.

If each of the Proposed Agreements is not approved separately by the Fund’s shareholders, the Fund’s Board of Directors, including the Independent Directors, would consider what actions would be appropriate and in the best interests of the Fund and its shareholders, which may include further solicitation of shareholders. VIA would continue to serve as the Fund’s investment adviser, and Kayne and Newfleet as the Fund’s sub-investment advisers, pursuant to the terms of the Interim Agreements, which will remain in effect for 150 days from the date of their effectiveness or until the date that the Fund’s shareholders approve the Proposed Agreements, whichever is earlier.
At the Second Special Meeting, shareholders of record of the Fund will be asked to elect William R. Moyer as a Class I Director of the Fund, to serve for a term of three years, or until his successor has been duly elected and qualified.
*   *   *
As discussed in the Proxy Statement accompanying this letter, the Fund and the Board of Directors of the Fund believe that the approval of each proposal is in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors of the Fund unanimously recommends that you vote “FOR” each proposal at the respective Special Meetings.
You are cordially invited to attend each Special Meeting. Whether or not you intend to attend the Special Meetings, please vote by completing, signing and dating and returning the enclosed proxy cards. Each enclosed proxy is being solicited by the Board of Directors of the Fund.
If you have any questions regarding the enclosed Proxy Statement or need assistance in voting your shares, please contact the Fund’s proxy solicitor, D.F. King & Co., Inc. at 1-888-414-5566.
Sincerely,

/s/ George R. Aylward

George R. Aylward
Chairman of the Board, President and
Chief Executive Officer
Virtus Global Dividend & Income Fund Inc.
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Virtus Global Dividend & Income Fund Inc.
(formerly known as, The Zweig Total Return Fund, Inc.)
101 Munson Street, Greenfield, Massachusetts 01301-9683

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

November 18, 2016
To our Shareholders:
Notice is hereby given that the first of two Special Meetings of Shareholders (the “First Special Meeting”) of Virtus Global Dividend & Income Fund Inc. (the “Fund”), a Maryland corporation, will be held at the offices of Virtus Investment Advisers, Inc., 100 Pearl Street, 2nd Floor Conference Room, Hartford, Connecticut 06103, on Friday, November 18, 2016, at 9:00 a.m. (Eastern time) for the following purposes:
1.	A.	To approve a new investment advisory agreement between the Fund and Virtus Investment Advisers, Inc. (“VIA”).
B.
To approve a new sub-advisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC.

C.
To approve a new sub-advisory agreement between VIA and Newfleet Asset Management, LLC.

2.
To transact such other business as may properly come before the First Special Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF DIRECTORS OF THE FUND (THE “BOARD”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF EACH ADVISORY AGREEMENT IDENTIFIED IN PROPOSAL 1.
The Board has fixed the close of business on September 12, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the First Special Meeting or any adjournments or postponements thereof.
We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the First Special Meeting. The enclosed Proxy is being solicited on behalf of the Board of the Fund named therein.
By order of the Board of Directors,

/s/ William Renahan

William Renahan
Secretary
Virtus Global Dividend & Income Fund Inc.
Hartford, Connecticut
October   , 2016
IMPORTANT:

Shareholders are cordially invited to attend the First Special Meeting. To avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the First Special Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by Internet, please visit the secured website provided on the proxy card and following the instructions. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the First Special Meeting and elect to vote in person.

Virtus Global Dividend & Income Fund Inc.
(formerly known as, The Zweig Total Return Fund, Inc.)
101 Munson Street, Greenfield, Massachusetts 01301-9683

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

November 18, 2016
To our Shareholders:
Notice is hereby given that the second of two Special Meetings of Shareholders (the “Second Special Meeting”) of Virtus Global Dividend & Income Fund Inc. (the “Fund”), a Maryland corporation, will be held at the offices of Virtus Investment Advisers, Inc., 100 Pearl Street, 2nd Floor Conference Room, Hartford, Connecticut 06103, on Friday, November 18, 2016, at 9:30 a.m. (Eastern time) for the following purposes:
1.
To elect William R. Moyer as a Class I Director of the Fund, to serve for a term of three years, or until his successor has been duly elected and qualified.

2.
To transact such other business as may properly come before the Second Special Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF DIRECTORS OF THE FUND (THE “BOARD”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MR. MOYER.
The Board has fixed the close of business on September 12, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Second Special Meeting or any adjournments or postponements thereof.
We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Second Special Meeting. The enclosed Proxy is being solicited on behalf of the Board of the Fund named therein.
By order of the Board of Directors,

/s/ William Renahan

William Renahan
Secretary
Virtus Global Dividend & Income Fund Inc.
Hartford, Connecticut
October   , 2016
IMPORTANT:

Shareholders are cordially invited to attend the Second Special Meeting. To avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Second Special Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by Internet, please visit the secured website provided on the proxy card and following the instructions. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Second Special Meeting and elect to vote in person.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
AT THE SPECIAL MEETINGS OF SHAREHOLDERS OF THE FUND
While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters you are being asked to vote on.
QUESTIONS AND ANSWERS
Q.
Why am I receiving these Proxy Materials?

A.
These Proxy materials, sent on behalf of the Board of Directors of Virtus Global Dividend & Income Fund Inc. (formerly known as, The Zweig Total Return Fund, Inc.) (the “Fund”), contain Notices of Special Meetings of Shareholders, a Proxy Statement and proxy cards. These materials provide you with information regarding the proposals that will be presented at, and other information relating to, the Special Meetings of Shareholders of the Fund scheduled to be held on November 18, 2016 (each, a “Special Meeting” and together, the “Special Meetings”). You are receiving these materials because you own shares of common stock of the Fund and you are being asked to vote on the proposals to be presented at the Special Meetings.

Q.
What am I being asked to vote “FOR” at the Special Meetings?

A.
At the First Special Meeting, you are being asked to vote on the following proposals:

•
Approve New Investment Advisory Agreements. You are being asked to approve three separate but related proposals to approve:

•
a new investment advisory agreement between the Fund and Virtus Investment Advisers, Inc. (“VIA”);

•
a new sub-advisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”); and

•
a new sub-advisory agreement between VIA and Newfleet Asset Management, LLC (“Newfleet”) (each, a “Proposed Agreement” and collectively, the “Proposed Agreements”).

At the Second Special Meeting, you are being asked to vote on the following proposal:
•
Elect One Class I Director. You are being asked to elect William R. Moyer to the Fund’s Board of Directors.

The Board of Directors of the Fund, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Directors”), has approved each of these proposals, believes they are in the best interests of the Fund and its shareholders and unanimously recommends that you approve them.
Q.
Why am I being asked to vote on the Proposed Agreements?

A.
As discussed in more detail in the accompanying Proxy Statement, these actions resulted from a comprehensive assessment of the fund and its competitive positioning in the current market environment. Based upon this assessment, it was determined that VIA, Kayne and Newfleet offer the investment approach, expertise, and resources to best serve shareholders.

The Board of Directors of the Fund requested, received and considered such information from VIA, Kayne and Newfleet as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Agreements. After discussion and consideration of the information, and based on the recommendation of Virtus Investment Partners, Inc. (“Virtus”), the parent company of both VIA and Zweig Advisers LLC, the Fund’s then-current investment adviser, the Board of Directors of the Fund, including a majority of the Independent Directors, voted at a telephonic meeting held on August 30, 2016 to:

•
terminate the existing investment advisory agreement (the “Existing Advisory Agreement”) between the Fund and Zweig Advisers LLC effective August 30, 2016;

•
approve an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Fund and VIA dated August 30, 2016;

•
approve an interim sub-advisory agreement between VIA and Kayne dated August 30, 2016; and

•
approve an interim sub-advisory agreement between VIA and Newfleet dated August 30, 2016 (together with the interim sub-advisory agreement between VIA and Kayne, the “Interim Sub-Advisory Agreements”).

Thereafter, at an in-person meeting of the Board of Directors of the Fund held on September 20, 2016, the Board, including a majority of the Independent Directors, voted to approve the Proposed Agreements, subject to shareholder approval.
Pursuant to the 1940 Act, shareholders of the Fund are required to approve an agreement with a new investment adviser (including a sub-adviser) of the Fund. Although each Proposed Agreement is to be voted on separately, the Fund’s shareholders must vote to approve each of the Proposed Agreements for any of them to be approved.
Q.
How will the Proposed Agreements affect me as a Fund shareholder?

A.
The Fund and its investment objective and fundamental investment policies will not change if shareholders approve the Proposed Agreements. The collective responsibilities of VIA, Kayne and Newfleet under the Proposed Agreements will be the same as those of Zweig Advisers LLC under the Existing Advisory Agreement.

VIA will delegate to Kayne and Newfleet responsibility for the day-to-day portfolio management of the Fund, while VIA will retain responsibility for overseeing the sub-advisers and other operational and regulatory functions. There are no changes to the aggregate investment advisory fees being charged the Fund. The Fund will currently have a target an allocation of 60% of its total assets to equity securities and 40% to fixed income with a distinct sub-adviser for each asset class.
The equity allocation will be managed by Kayne. Kayne will employ an investment strategy that focuses on the “high-quality” subset of the equity market. Kayne believes that this emphasis on high-quality businesses, anchored by fundamental research, will achieve attractive risk-adjusted returns for its clients over a complete market cycle. Kayne employs a fundamental, research-oriented approach that invests exclusively in “high-quality” companies within the high yielding, global equity universe. These are companies that Kayne believes to have strong balance sheets, generate strong cash flow, and either have very stable businesses or don’t require a lot of capital in order to run the business or have the financial wherewithal to withstand the volatility of an economic cycle. These businesses tend to operate in mature industries. The strategy focuses on businesses and management teams that return the free cash flow that the business generates to shareholders via dividends.
The fixed income allocation will be managed by Newfleet. Newfleet employs an approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets. Newfleet will invest the fixed income portion of the Fund in all sectors of fixed income securities, primarily in investment grade bonds; however, it may invest in high-yield/high-risk fixed income securities (“junk bonds”), including bank loans (which are generally floating rate). These sectors include, but are not limited to mortgage- and asset-backed, government, corporate, and municipal debt obligations. Normally, the Fund’s fixed income allocation will have a dollar-weighted average duration of between two and eight years.
Q.
Is the advisory fee rate payable by the Fund under the Proposed Agreements higher than the advisory fee rate payable under the Interim Agreements or Existing Advisory Agreement?

A.
No. The Proposed Agreements do not seek any increase in the advisory fee rate payable by the Fund.

2

As was the case under the Existing Advisory Agreement, and as is the case under the Interim Agreements, the Fund will pay pursuant to the Proposed Agreements a monthly investment advisory fee computed at the annual rate of 0.70% of the Fund’s average daily managed assets.
As is the case under the Interim Sub-Advisory Agreements, the fees payable to each of Kayne and Newfleet pursuant to the Proposed Sub-Advisory Agreements will be paid by VIA out of the advisory fee paid by the Fund to VIA, and not separately by the Fund.
Q.
Will any other fees received by VIA or an affiliate thereof increase as a result of, or in connection with, any Proposal?

A.
On August 30, 2016, the Board of Directors of the Fund approved an amendment to the Administration Agreement between the Fund and Virtus Fund Services, LLC (“Virtus Fund Services”), pursuant to which the fee paid by the Fund to Virtus Fund Services increased from 0.065% to 0.10% (expressed as an annual rate) of the Fund’s average daily managed assets during the previous month. Additionally, the Board of Directors of the Fund approved a new Sub-Administration and Accounting Services Agreement between the Fund and BNY Mellon Investment Servicing (U.S.), Inc. (“BNY”), pursuant to which the Fund directly will pay BNY a fee at an annual rate of 0.03% of the Fund’s average daily managed assets during the previous month on the first $500 million of assets, 0.0275% on the next $1 billion of assets and 0.0250% on assets over $1.5 billion, subject to a monthly minimum of  $4,000 per month and a multi-manager fee of $700 per month. Previously, the sub-administration fee was paid directly by Virtus Fund Services to BNY.

Virtus Fund Services has committed, for a period of two years from August 30, 2016, to waive receipt of a portion of its fee to ensure that the total administration fees paid by the Fund do not exceed the rate previously paid by the Fund—i.e., 0.065% (expressed as an annual rate) of the Fund’s average daily managed assets during the previous month.
Q.
How do the terms of the Proposed Agreements differ from those of the Existing Advisory Agreement and Interim Agreements?

A.
While the material terms of the Proposed Advisory Agreement and the Existing Advisory Agreement are similar, and the fee rate schedules are identical, there are certain differences, as discussed in detail in the Proxy Statement.

The terms of the Proposed Agreements are identical in all material respects to those of the Interim Agreements. However, the Proposed Agreements include new effective dates and different termination provisions. These differences are discussed in detail in the Proxy Statement
Q.
What will happen if the Proposed Agreements are not approved by shareholders?

A.
If each of the Proposed Agreements is not approved separately by the Fund’s shareholders, the Fund’s Board of Directors, including the Independent Directors, would consider what actions would be appropriate and in the best interests of the Fund and its shareholders, which may include further solicitation of shareholders. VIA would continue to serve as the Fund’s investment adviser, and Kayne and Newfleet as the Fund’s sub-investment advisers, pursuant to the terms of the Interim Agreements, which will remain in effect for 150 days from the date of their effectiveness or until the date that the Fund’s shareholders approve the Proposed Agreements, whichever is earlier.

Q.
Who will bear the expenses of the Special Meetings?

A.
All expenses in connection with the Special Meetings will be paid by the Fund, including costs associated with preparation of this proxy statement and solicitation. Such costs are estimated to be $85,000 in the aggregate.

Q.
Who is eligible to vote at the Special Meetings?

A.
Shareholders of record of the Fund as of the close of business on September 12, 2016 are entitled to vote at the Special Meetings and any adjournments thereof. As of that date, the Fund had

3

27,023,909 shares of common stock outstanding and entitled to vote. Shareholders are entitled to one vote on each matter to be voted on for each Fund share held and fractional votes for each fractional share held, with no shares having cumulative voting rights. Shareholders are not entitled to any appraisal rights as the result of any Proposal.
Q.
What vote is required to approve the Proposals?

A.
Each Proposal is subject to different voting standards, as set forth below:

•
Approve New Investment Advisory Agreements. The 1940 Act requires that each Proposed Agreement be approved by a “majority of the outstanding voting securities” of the Fund. As defined in the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of  (i) 67% or more of the Fund’s outstanding shares present at the First Special Meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares.

•
Elect One Class I Director. The election of Mr. Moyer requires a plurality of the votes cast on the matter by the Fund’s shareholders entitled to vote at the Second Special Meeting.

Q.
How can a quorum be established for the Special Meetings?

A.
A separate quorum will be established for each of the two Special Meetings. For each Special Meeting, the presence in person or by proxy of shareholders entitled to vote a majority of the Fund’s outstanding shares will constitute a quorum.

Shares present in person or represented by proxy at each Special Meeting and abstentions will be included in determining the existence of a quorum at each Special Meeting. However, for purposes of the First Special Meeting, broker non-votes (hereinafter defined) will not be included in determining the existence of a quorum, as all of the matters to be considered at the First Special Meeting are “non-routine.” A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because (i) the broker does not have discretionary voting power with respect to that matter, and (ii) has not received instructions from the beneficial owner. Your broker will not have discretionary voting power with respect to the proposals for consideration at the First Special Meeting.
Q.
How do I vote my shares?

A.
You can vote your shares in person at the Special Meetings, or by completing, signing and dating the enclosed proxy cards and mailing them in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy cards or by computer by going to the secured website provided on the proxy cards and following the instructions, using your proxy cards as a guide.

Q.
Will my vote make a difference?

A.
Yes. Your vote is important and makes a difference in the governance of the Fund, no matter how many shares you own. Your prompt response will help ensure that the Proposals can be implemented, and will help the Fund to expedite this transition and avoid additional solicitation costs. We encourage all shareholders to participate in the governance of the Fund.

Q.
Whom do I call if I have questions?

A.
If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please contact the Fund’s proxy solicitor, D.F. King & Co., Inc. at 1-888-414-5566.

PLEASE VOTE.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
4

Virtus Global Dividend & Income Fund Inc.
(formerly known as, The Zweig Total Return Fund, Inc.)
101 Munson Street, Greenfield, Massachusetts 01301-9683
PROXY STATEMENT
Special MEETINGs OF SHAREHOLDERS
November 18, 2016

This Proxy Statement is furnished by the Board of Directors (the “Board”) of Virtus Global Dividend & Income Fund Inc. (formerly known as, The Zweig Total Return Fund, Inc.) (the “Fund”), a Maryland corporation, in connection with the solicitation of proxies for use at two separate Special Meetings of Shareholders of the Fund, and at any and all adjournments or postponements thereof  (each, a “Special Meeting” and together, the “Special Meetings”). The Special Meetings are scheduled to be held at the offices of Virtus Investment Advisers, Inc., 100 Pearl Street, 2nd Floor Conference Room, Hartford, Connecticut 06103, on Friday, November 18, 2016, for the purposes set forth in the accompanying Notices of Special Meetings and described in this Proxy Statement. The First Special Meeting will be held at 9:00 a.m. (Eastern time), and the Second Special Meeting will be held at 9:30 a.m. (Eastern time).
If the accompanying forms of proxy are properly executed and returned in time to be voted at the Special Meetings, the shares represented will be voted in accordance with the instructions marked by the shareholder. Except for broker non-votes (as discussed under the caption, “Additional Information About the Special Meetings and the Fund—Further Information About Voting and the Special Meetings”), executed proxies that are unmarked will be voted “FOR” each Proposal. A shareholder can revoke the proxy prior to its use by appearing at the Special Meetings and voting in person, by giving written notice of such revocation to the Secretary of the Fund prior to the Special Meetings, or by returning a subsequently dated proxy prior to the Special Meetings.
Shareholders may vote their shares by telephone or by Internet by following the instructions on the proxy cards accompanying this Proxy Statement. The Internet procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. To vote by Internet or by telephone, shareholders can access the website or call the toll-free number listed on the proxy cards. To vote by telephone or by Internet, shareholders will need to input a control number, which appears on the proxy cards.
The Board of the Fund has fixed the close of business on September 12, 2016 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meetings. This Proxy Statement and the accompanying forms of proxy are being first sent to shareholders on or about October   , 2016. In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are advising our shareholders of the availability on the Internet of our proxy materials related to the Special Meetings. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.
Important Notice Regarding the Availability of Proxy Materials for the SPECIAL MeetingS to be held on November 18, 2016: The Notices, Proxy Statement and forms of proxy card also available at www.proyxonline.com/docs/ztr.pdf. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2015, and more recent shareholder reports, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to Shareholder Services, 101 Munson Street, Greenfield, Massachusetts 01301-9683.
As of the record date, 27,023,909 shares of the Fund’s common stock were outstanding.

first Special MEETING
PROPOSAL 1A: approval of a new investment advisory agreement between the Fund and Virtus Investment Advisers, Inc.
PROPOSAL 1B: approval of a new sub-advisory agreement
between Virtus Investment Advisers, Inc. and
Kayne Anderson Rudnick Investment Management, LLC
PROPOSAL 1C: approval of a new sub-advisory agreement
between Virtus Investment Advisers, Inc. and Newfleet Asset Management, LLC
At an in-person meeting held on September 20, 2016, for the reasons discussed below (see “Board Considerations in Approving the Proposed Agreements”), the Fund’s Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), voted to approve and recommend to shareholders for their approval:
•
a new investment advisory agreement between the Fund and Virtus Investment Advisers, Inc. (“VIA”);

•
a new sub-advisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”); and

•
a new sub-advisory agreement between VIA and Newfleet Asset Management, LLC (“Newfleet”).

For purposes of these Proposals, we refer to: Directors who are not “interested persons” of the Fund as “Independent Directors”; the proposed agreement with VIA as the “Proposed Advisory Agreement”; the proposed agreement between VIA and Kayne as the “Proposed Kayne Agreement”; the proposed agreement between VIA and Newfleet as the “Proposed Newfleet Agreement”; the Proposed Kayne Agreement and Proposed Newfleet Agreement as the “Proposed Sub-Advisory Agreements”; and the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreements as the “Proposed Agreements.”
The Proposed Agreements, if approved by shareholders, would replace the current interim agreements (as described below) between the Fund and VIA, and between each of VIA and Kayne and Newfleet, each dated as of August 30, 2016 (collectively, the “Interim Agreements”).
Although under the SEC’s rules each agreement is to be voted on separately, shareholders must vote to approve each of the Proposed Agreements for any of them to be approved. If the Proposed Agreements are not each approved by a 1940 Act Majority (as defined below) of the Fund’s shareholders, the Fund’s Board of Directors, including the Independent Directors, would consider what actions would be appropriate and in the best interests of the Fund and its shareholders, which may include further solicitation of shareholders. VIA would continue to serve as the Fund’s investment adviser, and Kayne and Newfleet as the Fund’s sub-investment advisers, pursuant to the terms of the Interim Agreements, which will remain in effect for 150 days from the date of their effectiveness or until the date that the Fund’s shareholders approve the Proposed Agreements, whichever is earlier.
Background Information
These proposed actions resulted from a comprehensive assessment of the Fund and its competitive positioning in the current market environment. Based upon this assessment, it was determined that VIA, Kayne and Newfleet offer the investment approach, expertise, and resources to best serve shareholders.
The Independent Directors of the Fund have had a number of conversations and have held a number of meetings during the past months for purposes of, among other things, considering the Interim Agreements and Proposed Agreements, and whether it would be in the best interests of the Fund and its shareholders to approve the Interim Agreements and the Proposed Agreements. In

addition, in preparation for their consideration of the Interim Agreements and the Proposed Agreements, the Independent Directors requested and received comprehensive information from various sources, including Virtus, VIA, Kayne and Newfleet. See “Board Considerations in Approving the Proposed Agreements” below.
The Interim Agreements
At a telephonic meeting of the Board of Directors of the Fund held on August 30, 2016, the Board, including a majority of the Independent Directors, voted to:
•
terminate the existing investment advisory agreement (the “Existing Advisory Agreement”) between the Fund and Zweig Advisers LLC effective August 30, 2016; and

•
approve, pursuant to Rule 15a-4 under the 1940 Act:

•
an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Fund and VIA dated August 30, 2016;

•
an interim sub-advisory agreement between VIA and Kayne dated August 30, 2016; and

•
an interim sub-advisory agreement between VIA and Newfleet dated August 30, 2016 (together with the interim sub-advisory agreement between VIA and Kayne, the “Interim Sub-Advisory Agreements”).

In voting to approve the Interim Agreements, the Board considered substantially the same factors and drew substantially the same conclusions as it did in voting to approve the Proposed Agreements. See “Board Considerations in Approving the Proposed Agreements” below.
In reliance on Rule 15a-4, the Interim Agreements collectively will permit VIA, Kayne and Newfleet to continue performing advisory services with respect to the Fund for 150 days from August 30, 2016 or until the date that the Fund’s shareholders approve the Proposed Agreements, whichever is earlier. The compensation paid to VIA pursuant to the Interim Advisory Agreement is the same as the compensation paid to Zweig Advisers LLC pursuant to the Existing Advisory Agreement—the Fund pays a monthly investment advisory fee computed at the annual rate of 0.70% of the Fund’s average daily managed assets. The fees payable to each of Kayne and Newfleet pursuant to the Interim Sub-Advisory Agreements are paid by VIA out of the advisory fee paid by the Fund to VIA, and not separately by the Fund.
As a result of the Fund replacing Zweig Advisers LLC with VIA, Kayne and Newfleet as of August 30, 2016, all or a substantial portion of the securities held by the Fund will be sold regardless of whether the Proposed Agreements are approved. These sales may result in the Fund making a distribution to its shareholders of all its taxable capital gains recognized by virtue of these sales of securities.
The terms of the Proposed Agreements are identical in all material respects to those of the Interim Agreements; however, the Proposed Agreements include new effective dates and different termination provisions. The Proposed Agreements provide that they may be terminated, at any time, without payment of penalty by either party, on not more than 60 days’ written notice to the other party by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund or by VIA. The Interim Agreements provide that they will continue in full force and effect through February 3, 2017.
While the material terms of the Proposed Advisory Agreement and the Existing Advisory Agreement are similar, and the fee rate schedules are identical, there are certain differences, as set forth below.

Material Terms of the Existing Advisory Agreement and the Proposed Agreements
Material Terms of the Proposed Advisory Agreement
The following discussion is a description of the material terms of the Proposed Advisory Agreement. This description is intended only as a summary. Shareholders should refer to the form of the Proposed Advisory Agreement set forth in Exhibit A hereto.
Investment Management Services.   Subject at all times to the supervision of the Board, VIA agrees to provide a continuous investment program for the Fund, and shall manage the investment and reinvestment of the Fund’s assets. VIA will, at its own expense: provide investment research, advice and supervision; administer an investment program consistent with the Fund’s investment objectives, policies and procedures; implement the investment program, including the purchase and sale of securities; implement an investment program designed to manage cash, cash equivalents and short-term investments for the Fund with respect to assets designated from time to time to be managed by a sub-adviser; provide advice and assistance on the general operations of the Fund; and provide regular reports to the Directors regarding the implementation of the Fund’s investment program.
Compensation.   The Proposed Advisory Agreement does not seek any increase in the advisory fee rate payable by the Fund. As was the case under the Existing Advisory Agreement, and as is the case under the Interim Agreements, the Fund will pay pursuant to the Proposed Advisory Agreement a monthly investment advisory fee computed at the annual rate of 0.70% of the Fund’s average daily managed assets. The fees payable to each of Kayne and Newfleet pursuant to the Proposed Sub-Advisory Agreements will be paid by VIA out of the advisory fee paid by the Fund to VIA, and not separately by the Fund.
Expenses.   VIA will provide at its own expense, or pay the expenses of the Fund relating to: office facilities, including office space, furniture and equipment; personnel necessary to perform the functions required to manage the investment and reinvestment of the Fund’s assets (including those required for research, statistical and investment work); personnel to serve as officers or agents of the Fund; all compensation and expenses of any Directors who are “interested persons” (as defined in the 1940 Act) of VIA or any of its affiliates; and any sub-adviser recommended by VIA and appointed to act on behalf of the Fund. All costs and expenses not specifically enumerated under the Proposed Advisory Agreement as payable by the Adviser shall be paid by the Fund.
Limitation of Liability.   VIA will not be liable to the Fund or to any Fund shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any Fund shareholder in connection with the matters to which the Proposed Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of VIA in the performance of its duties under the agreement.
Assignment.   The Proposed Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).
Term and Termination.   The Proposed Advisory Agreement will become effective on the date it is approved by the Fund’s shareholders. Unless terminated as provided thereunder, the Proposed Advisory Agreement will continue for an initial term ending December 31, 2017, and thereafter shall continue for successive one-year periods, provided that such continuance is approved at least annually by (i) either the Fund’s Board or by a vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, and (ii) a majority of the Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.
The Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by: (i) the Fund on 60 days’ written notice to the Adviser, by vote of the Fund’s Board or by a vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act; or (ii) by the Adviser on 60 days’ written notice to the Fund.

Material Terms of the Proposed Sub-Advisory Agreements
The following discussion is a description of the material terms of the Proposed Sub-Advisory Agreements. This description is intended only as a summary. Shareholders should refer to the forms of the Proposed Kayne Agreement and Proposed Newfleet Agreement set forth in Exhibits B and C, respectively, hereto.
Investment Management Services.   VIA desires to employ Kayne and Newfleet as discretionary sub-advisers to invest and reinvest discrete portions of the assets of the Fund, subject to the direction of VIA and the oversight of the Fund’s Board. As part of those services, each of Kayne and Newfleet: will be subject to the investment objectives, policies and restrictions of the Fund, to the investment restrictions set forth in the 1940 Act, to the supervision and control of the Fund’s Board, and to instructions from VIA; will not, without the Fund’s prior written approval, effect any transaction that would cause its allocated portion of the Fund’s portfolio to be out of compliance with any such restriction or policy; will be responsible only for managing its allocated portion of the Fund’s portfolio in accordance with the terms of the Proposed Sub-Advisory Agreement; and will have the authority and discretion to select the brokers and dealers that will execute transactions for its allocated portion of the Fund’s portfolio.
Compensation.   The Fund will not pay Kayne or Newfleet a fee for any services provided by it to the Fund—the fees payable to Kayne and Newfleet pursuant to the Proposed Sub-Advisory Agreements will be paid by VIA out of the advisory fee paid by the Fund to VIA. As compensation for their services under the Proposed Sub-Advisory Agreements, VIA will pay each of Kayne and Newfleet monthly in arrears a fee computed at the annual rate of 0.35% of the average daily “managed assets” of its allocated portion of the Fund’s portfolio. “Managed assets” means the total assets of the sub-adviser’s allocated portion, including any assets attributable to borrowings, minus the allocated portion’s accrued liabilities other than such borrowings.
Assignment.   Each Proposed Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).
Term and Termination.   Each Proposed Sub-Advisory Agreement will become effective on the date it is approved by the Fund’s shareholders. Unless terminated as provided thereunder, each Proposed Sub-Advisory Agreement will continue for an initial term ending December 31, 2017, and thereafter shall continue for successive one-year periods, provided that such continuance is approved at least annually by the Fund’s Board, and by a majority of the Directors who are not parties to the Proposed Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.
Each Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by: (i) the Fund’s Board (a) on 60 days’ written notice to the Adviser and subadviser, (b) immediately upon material breach by the sub-adviser of the Agreement or (c) immediately, at the Board’s discretion, if the sub-adviser or any officer, director or key portfolio manager of the sub-adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct; (ii) a vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days’ written notice to the Adviser and subadviser; (iii) the sub-adviser (a) on 60 days’ written notice to VIA and the Fund, (b) immediately upon material breach by VIA of the Agreement or (c) immediately, at the sub-adviser’s discretion, if VIA or any officer or director of VIA is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct; or (iv) VIA (a) on 60 days’ written notice to the sub-adviser, (b) immediately upon material breach by the sub-adviser of the Agreement or (c) immediately, at VIA’s discretion, if the sub-adviser or any officer, director or key portfolio manager of the sub-adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. Each Proposed Sub-Advisory Agreement also provides that it shall terminate automatically upon the termination of the Proposed Advisory Agreement.

Differences Between the Existing Advisory Agreement and the Proposed Advisory Agreement
While the material terms of the Proposed Advisory Agreement and the Existing Advisory Agreement are similar, and the fee rate schedules are identical, there are certain differences. Below is a description of the material differences in terms between the Proposed Advisory Agreement and the Existing Advisory Agreement. The following descriptions are intended only as summaries. Shareholders should refer to the forms of the Proposed Advisory Agreement, Proposed Kayne Agreement and Proposed Newfleet Agreement set forth in Exhibits A, B and C, respectively, hereto.
Change of Investment Adviser.   Zweig Advisers LLC no longer serves as the Fund’s investment adviser, in light of the determination by the Board, including a majority of the Independent Directors, at a telephonic meeting held on August 30, 2016 to terminate the Existing Advisory Agreement, effective the same day. VIA currently serves as the Fund’s investment adviser pursuant to the Interim Advisory Agreement, and will serve as the Fund’s investment adviser under the Proposed Advisory Agreement, if such agreement is approved by the Fund’s shareholders.
Investment Adviser’s Duties with Respect to Sub-Advisers.   In light of the proposed engagement of Kayne and Newfleet to serve as the Fund’s sub-investment advisers, the Proposed Advisory Agreement contemplates VIA’s ability to delegate certain responsibilities to sub-advisers, as more fully described in each Proposed Sub-Advisory Agreement. Zweig Advisers LLC did not engage sub-advisers to manage the Fund’s assets and, therefore, the Existing Advisory Agreement did not contain any references to sub-advisers.
Limitation of Liability.   Although the Proposed Advisory Agreement and Existing Advisory Agreement have the same conduct standard for liability (i.e., a “gross negligence” standard), the Proposed Advisory Agreement states that VIA shall be liable to shareholders of the Fund, in addition to the Fund itself, for any loss suffered as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard on the part of VIA in the performance of its duties under the agreement. The Existing Advisory Agreement addressed only Zweig Advisers LLC’s liability to the Fund.
Fund Expense Limitations.   The Proposed Advisory Agreement requires VIA to reimburse the Fund for the amount, if any, by which the total expenses of the Fund’s portfolio exceed the most restrictive expense limitation imposed on closed-end management investment companies by any state in which shares of the Fund are then-qualified. The Existing Advisory Agreement did not contain a similar provision.
Expenses of Interested Directors.   Pursuant to the Proposed Advisory Agreement, VIA is responsible for paying all compensation and expenses of any Directors who are “interested persons” (as defined in the 1940 Act) of VIA or any of its affiliates. The Existing Advisory Agreement did not contain a similar provision.
Independent Contractor Status.   The Proposed Advisory Agreement expressly identifies VIA as an independent contractor. The Existing Advisory Agreement did not identify Zweig Advisers LLC as such.
Choice of Law.   The Proposed Advisory Agreement is governed by the laws of the state of Delaware, while the Existing Advisory Agreement was governed by the laws of the state of New York.
Class Action Lawsuits.   The Proposed Advisory Agreement contains a provision expressly prohibiting VIA from advising or acting on behalf of a Fund in regard to a class action lawsuit with respect to any securities held by the Fund. The Existing Advisory Agreement did not contain a similar provision.
Use of Name.   The Proposed Advisory Agreement provides VIA the right to require the Fund to remove from its name all references to “Virtus” at any time at VIA’s request, in addition to requiring the Fund to do so in the event the termination of the Proposed Advisory Agreement. The Existing Advisory Agreement provided Zweig Advisers LLC this right only in the event of the termination of the Existing Advisory Agreement.

Board Considerations in Approving the Proposed Agreements
At an in-person meeting held on September 20, 2016, the Board of Directors of the Fund, including a majority of the Independent Directors, considered the Proposed Agreements and voted to approve and recommend them to shareholders for their approval.
In connection with its consideration of the Proposed Agreements, the Board requested and evaluated information provided by VIA, Kayne and Newfleet, which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the approval of each of the Proposed Agreements would be in the best interests of the Fund and its shareholders. The Board noted the affiliation of Kayne and Newfleet with VIA, and potential conflicts of interest therein.
The Independent Directors were advised separately by independent legal counsel throughout the process. In approving and recommending to shareholders the Proposed Agreements, the Board considered all factors that it considered relevant, including the specific factors described below. The Board did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors. The Board also discussed the Proposed Agreements in executive sessions with its independent legal counsel at which no representatives of VIA, Kayne and Newfleet were present.
Nature, Extent and Quality of the Services to be Provided
The Directors considered various data and information regarding the nature, extent and quality of the services to be provided under the Proposed Agreements, including responses by VIA, Kayne and Newfleet to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Trustees also received in-person presentations by senior management of VIA, Kayne and Newfleet. The responses to the information requests and presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel who would be responsible for managing the Fund; resources, operations and compliance structure of VIA, Kayne and Newfleet; and investment process, investment strategies, personnel, and overall performance of VIA, Kayne and Newfleet.
With respect to the Proposed Advisory Agreement, the Board considered VIA’s process for supervising and managing Kayne and Newfleet, including, among other things: (i) VIA’s ability to select and oversee sub-investment advisers; (ii) VIA’s ability to provide the services and oversight necessary to monitor sub-investment advisers’ compliance with the Fund’s investment objectives, policies and restrictions; and (iii) VIA’s ability and willingness to identify instances in which a sub-investment adviser should be terminated or replaced, and to effect such change. The Directors also considered: (i) the experience and capability of VIA’s management and other personnel; (ii) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (iii) VIA’s supervision and oversight of the Fund’s other service providers; and (iv) VIA’s risk management processes.
With respect to the Proposed Sub-Advisory Agreements, the Board considered the portfolio management services proposed to be provided by Kayne and Newfleet, and in connection therewith received a presentation from each of Kayne and Newfleet detailing, among other things: (i) the scope of their operations; (ii) their portfolio management capabilities; (iii) the breadth and depth of their management, investment and research personnel; and (iv) the various support services that they would provide to the Fund. The Board considered the investment management process and strategies to be employed by Kayne and Newfleet with respect to the equity and fixed-income portions, respectively, of the Fund’s portfolio, and the experience and capability of Kayne’s and Newfleet’s management and other personnel to be committed to the Fund. The Directors also considered: (i) the quality of Kayne’s and Newfleet’s regulatory and compliance policies, procedures and systems; and (ii) Kayne’s and Newfleet’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account Kayne’s and Newfleet’s risk assessment and monitoring processes, and regulatory history.

Performance, Fees and Expenses of the Fund and Comparisons to Other Clients
The Board noted that VIA, Kayne and Newfleet were not yet providing services to the Fund and, therefore, there were limitations on the Directors’ ability to evaluate their performance in managing the Fund.
The Board discussed with representatives of VIA, Kayne and Newfleet the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Directors generally noted the reputation and experience of VIA, Kayne and Newfleet, and discussed the performance of the proposed portfolio management team in managing other similar accounts and funds. The Directors concluded that, while recognizing that past investment performance may not be indicative of future returns, there was reason to believe that the appointment of the new portfolio management team would be in the best interests of the Fund and its shareholders.
The Directors noted that the contractual advisory fee rate under the Proposed Advisory Agreement will be identical to the fee rate payable under the Existing Advisory Agreement and Interim Advisory Agreement. The Fund will continue to pay a monthly investment advisory fee computed at the annual rate of 0.70% of the Fund’s average daily managed assets, and VIA will compensate directly each of Kayne and Newfleet out of the advisory fee paid by the Fund to VIA. For these purposes, the term “managed assets” of the Fund on any day is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting leverage).
The Directors also considered the proposed fees that VIA would pay to Kayne and Newfleet, and determined that the proposed fees appeared to be reasonable in light of the proposed allocation of responsibilities between VIA and each of Kayne and Newfleet. With respect to funds managed by Kayne and Newfleet, the Directors noted the fee rates payable by such accounts and funds were higher than or equal to the subadvisory fee rates that VIA has proposed for the Fund.
Additionally, the Board considered the proposed contractual advisory fee rate and the Fund’s expense ratio relative to that of its performance group and performance universe as selected by Management Practice Inc., an independent consulting firm, at the request of the Independent Directors, and as included in reports prepared by Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Board noted that the proposed contractual advisory fee rate at common asset levels was below the Expense Group median, and that the Fund’s actual total expenses were below the Expense Group and Universe averages.
The Board noted that the Fund’s expenses were not expected to increase in the short-term as a result of the retention of VIA, Kayne and Newfleet. The Directors acknowledged that the total administration fees paid by the Fund had increased as a result of their approval on August 30, 2016 of an amendment to the Administration Agreement between the Fund and Virtus Fund Services and of a new Sub-Administration and Accounting Services Agreement between the Fund and BNY Mellon Investment Servicing (U.S.), Inc. The Directors noted, however, that Virtus Fund Services had committed, for a period of two years from August 30, 2016, to waive receipt of a portion of its fee to ensure that the total administration fees paid by the Fund do not exceed the rate previously paid by the Fund—i.e., 0.065% (expressed as an annual rate) of the Fund’s average daily managed assets during the previous month.
Profitability
The Directors noted the pro forma nature of the profitability information presented at the meeting, and that it was not possible to predict with certainty how VIA’s profitability actually would be affected by becoming the investment adviser of the Fund. The Directors, however, acknowledged that VIA’s projected profitability was within a range that they considered reasonable and appropriate.
In considering the profitability of Kayne and Newfleet in connection with their relationship to the Fund, the Board noted that the fees payable under the Proposed Sub-Advisory Agreements will be paid by VIA, and not by the Fund. In considering the reasonableness of the fees payable by VIA to each of Kayne and Newfleet, the Board noted that, because Kayne and Newfleet are affiliates of VIA, their profitability might be directly or indirectly shared by VIA and, therefore, the Board considered profitability of VIA and each of Kayne and Newfleet together. For these reasons, the Board concluded that the profitability to each of Kayne and Newfleet was not a material factor in approval of the Proposed Sub-Advisory Agreements.
The Non-Interested Directors also noted that they would have opportunities to review the profitability of VIA, Kayne and Newfleet in the future, based on actual results. Additionally, the Directors received and considered information about the financial viability of VIA, Kayne and Newfleet, and were satisfied that they have adequate resources to perform the services required under the Proposed Agreements.
Economies of Scale
The Directors considered the extent to which economies of scale would be realized as the Fund grows, and whether the proposed fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Directors discussed whether the proposed advisory fee rate is reasonable in relation to the asset size of the Fund, and whether any economies of scale exist at that size. The Directors concluded that, given the Fund’s closed-end structure, the Fund’s proposed advisory and subadvisory fee structure was reasonable in relation to the asset size of the Fund. At the same time, the Directors agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.
Other Benefits of the Proposed Relationship
The Directors considered information regarding potential “fall-out” or ancillary benefits that VIA, Kayne and Newfleet, and their respective affiliates, would receive as a result of their relationship with the Fund. The Board noted that an affiliate of VIA serves as the Fund’s administrator. The Board noted management’s discussion of the fact that, while Kayne and Newfleet are affiliates of VIA, there are no other direct benefits received by Kayne or Newfleet in providing investment advisory services to the Fund, other than the fees to be earned under the Proposed Sub-Advisory Agreements.
The Directors concluded that potential “fall-out” benefits that VIA, Kayne and Newfleet may receive, such as greater name recognition or increased ability to obtain research or brokerage services, as applicable, appear to be reasonable and may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved each of the Proposed Agreements as in the best interests of the Fund and its shareholders.
Information about VIA
VIA will delegate to Kayne and Newfleet responsibility for the day-to-day portfolio management of the Fund, while VIA will retain responsibility for overseeing the sub-advisers and other operational and regulatory functions. There are no changes to the aggregate investment advisory fees being charged the Fund. The Fund will currently have a target an allocation of 60% of its total assets to equity securities and 40% to fixed income with a distinct sub-adviser for each asset class.
Information about Kayne
The equity allocation will be managed by Kayne. Kayne will employ an investment strategy that focuses on the “high-quality” subset of the equity market. Kayne believes that this emphasis on high-quality businesses, anchored by fundamental research, will achieve attractive risk-adjusted returns for its clients over a complete market cycle. Kayne employs a fundamental, research-oriented approach that invests exclusively in “high-quality” companies within the high yielding, global equity universe. These are companies that Kayne believes to have strong balance sheets, generate strong cash flow, and either have very stable businesses or don’t require a lot of capital in order to run the business or have the financial wherewithal to withstand the volatility of an economic cycle. These businesses tend to operate in mature industries. The strategy focuses on businesses and management teams that return the free cash flow that the business generates to shareholders via dividends.
Information about Newfleet
The fixed income allocation will be managed by Newfleet. Newfleet employs an approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets. Newfleet will invest the fixed income portion of the Fund in all sectors of fixed income securities, primarily in investment grade bonds; however, it may invest in high-yield/high-risk fixed income securities (“junk bonds”), including bank loans (which are generally floating rate). These sectors include, but are not limited to mortgage- and asset-backed, government, corporate, and municipal debt obligations. Normally, the Fund’s fixed income allocation will have a dollar-weighted average duration of between two and eight years.
Required Vote and the Board’s Recommendation
Approval of each Proposed Agreement will require the affirmative vote of a majority of the Fund’s outstanding voting securities (shares of common stock being the Fund’s only voting security). As defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of  (i) 67% or more of the Fund’s outstanding voting securities present at the First Special Meeting, if the holders of more than 50% of the Fund’s voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities (a “1940 Act Majority”).
THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSALS TO APPROVE
(a) THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND VIA,
(b) THE NEW SUB-ADVISORY AGREEMENT BETWEEN via AND KAYNE, AND
(c) THE NEW SUB-ADVISORY AGREEMENT BETWEEN VIA AND NEWFLEET

Second SPECIAL MEETING
PROPOSAL 1:
ELECTION OF William R. Moyer
At the Second Special Meeting, shareholders will be asked to elect William R. Moyer as a Class I Director, to serve a three-year term until the Annual Meeting of Shareholders in 2019, or until his successor is duly elected and qualified. If Proposal 1 is approved, Mr. Moyer would be elected as a Director of the Fund effective as of the Second Special Meeting.
The number of Directors currently is six, five of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (each such Director, an “Independent Director”). The Board of the Fund is divided into three classes, with the term of office of one class expiring each year, and currently is composed of two Class I Directors, two Class II Directors and two Class III Directors. The Class I nominee, William R. Moyer, is the only nominee to be considered for election at the Second Special Meeting.
The Fund’s Board has appointed a Nominating Committee that makes recommendations as to the individuals to be nominated by the Fund’s Board for election as Directors, and recommends to the Board candidates for election by the Board to fill any vacancies in the Board, including those resulting from an increase in the number of Directors. The Fund’s Nominating Committee consists of the five current Independent Directors.
Mr. Moyer was nominated by the Nominating Committee of the Fund’s Board at a meeting held on July 28, 2016. On the same date, the Board of the Fund proposed that Mr. Moyer stand for election as a Class I Director at this Second Special Meeting. Mr. Moyer has consented to be named in this Proxy Statement and to serve as a Director of the Fund, if elected.
The holders of the Fund’s Common Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to Proposal 1. Unless authority to vote for the election of Mr. Moyer is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of Mr. Moyer, who has indicated his intention to serve if elected.
Background and additional information concerning the current Directors and Mr. Moyer is set forth in the table that follows.
Required Vote and the Board’s Recommendation
The election of Mr. Moyer to the Board of the Fund requires a plurality of the votes cast on the matter by the shareholders of the Fund at the Second Special Meeting, provided a quorum is present.
THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF MR. MOYER.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.

Information About the Nominee and Continuing Directors
Class I Independent Directors
Name, Year of Birth and Address1	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director2	Other Directorships/ Trusteeships Held During Past Five Years
William R. Moyer Year of Birth: 1944	Nominee	Term: Nominee to serve until 2017; Served since: N/A	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (investment management consultant); Partner (2008 to 2010), Seacap Partners, LLC ( strategic advisory firm); and former Chief Financial Officer, Phoenix Investment Partners	7	None
R. Keith Walton Year of Birth: 1964	Director and Member of Audit and Nominating Committees	Term: Until 2017; Served since: 2004	Vice President, Strategy, Arizona State University (2013-Present); Vice President, Global Government & Affairs, Alcoa (2011-2013); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2009)	5	Director, Blue Crest Capital Management, LLC Funds (since 2006)
Brian T. Zino Year of Birth: 1952	Director, Chairman of Audit Committee and Member of Nominating Committee	Term: Until 2017: Served since: 2014	Various roles at J. & W Seligman Co. Incorporated (1982-2008), including President (1994-2008)	2	Trustee (since 2011), Bentley University; Director (1998-2009), ICI Mutual Insurance Company
Class II Independent Directors
Name, Year of Birth and Address1	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director2	Other Directorships/ Trusteeships Held During Past Five Years
James M. Oates Year of Birth: 1946	Director, Chairman of the Nominating Committee	Term: Until 2018: Served since: 2016	Managing Director (since 1994), Wydown Group (consulting firm)	61	Director (since 1996), Stifel Financial; Director (1998-2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002-2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (since 2007), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services)

Class II Independent Directors
Name, Year of Birth and Address1	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director2	Other Directorships/ Trusteeships Held During Past Five Years
James B. Rogers, Jr. Year of Birth: 1942	Director and Member of Audit and Nominating Committees	Term: Until 2018; Served since: 1988	Private investor (since 1980)	5	Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director Spanish Mountain Gold Limited (since 2014) Director, Geo Energy Resources, Limited (since 2012); Director, FAB Universal Corp. (2013-2014); Director, Genagro Services, Ltd. (since 2011); Chairman, Beeland Interests (Media and Investments) (since 1980)
Class III Directors
Name, Year of Birth and Address1	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director2	Other Directorships/ Trusteeships Held During Past Five Years
George R. Aylward* Year of Birth: 1964	Director, Chairman, President and Chief Executive Officer	Term: Until 2019; Served since: 2006	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005)	70	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds
Philip R. McLoughlin Year of Birth: 1946	Lead Independent Director, Member of Nominating Committee	Term: Until 2019; Served since: 2016	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm)	74	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg)); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance)
*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of VIA, and various positions with its affiliates.

(1)
The business address of each current Director is c/o Virtus Global Dividend & Income Fund Inc., 101 Munson Street, Suite 104, Greenfield, Massachusetts 01301.

(2)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which VIA or an affiliate thereof, including Kayne and Newfleet, serves as investment adviser.

Director and Director Nominee Qualifications
The Board has determined that each continuing Director and Mr. Moyer should serve as a Director of the Fund based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (i) personal and professional background, (ii) educational background, (iii) financial expertise, (iv) ability, judgment, attributes and expertise, and (v) availability and commitment to attend meetings and perform the responsibilities of a Director. In respect of each Director and Mr. Moyer, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund.
The following is a summary of the various qualifications, experiences, attributes and skills of each continuing Director and Mr. Moyer (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that each individual should serve on the Board. References to the experience, qualifications, attributes or skills of each continuing Director and Mr. Moyer do not constitute the holding out of any continuing Director or Mr. Moyer as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of VIA. He also holds various executive positions with VIA, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA.
Philip R. McLoughlin.   Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as Chairman and Chief Executive Officer. He also served as legal counsel and Chief Compliance Officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds.
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. He currently serves as a partner at an investment management consulting firm. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Fund.
James B. Rogers, Jr.   Mr. Rogers brings significant financial and economic experience to the Board, and provides innovative business insight to assist the Board and its committees. Mr. Rogers also co-founded the Quantum Fund, is the author of several books, and also is a financial commentator worldwide.
R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School.
Brian T. Zino.   Mr. Zino’s extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies.
ADDITIONAL INFORMATION ABOUT
DIRECTORS AND OFFICERS
Leadership Structure of the Board of Directors
George R. Aylward, an “interested person” of the Fund, serves as the Fund’s Chairman of the Board, Chief Executive Officer and President. The Board believes that Mr. Aylward’s combined role as Chairman, Chief Executive Officer and President promotes unified leadership and direction for the Fund’s Board and executive management and allows for a single, clear focus for the chain of command to execute the Fund’s initiatives and plans.
The Independent Directors have designated a Lead Independent Director of the Fund, Philip R. McLoughlin. The Lead Independent Director’s role is defined as follows:
•
Chair meetings or executive sessions of the Independent Directors;

•
Review and comment on the Board’s meeting agendas;

•
Represent the views of the Independent Directors to management; and

•
Facilitate communication among the Independent Directors and their counsel.

As noted, the Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters.
The Board has determined that its leadership structure is appropriate, in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) all of the directors, except the Chairman, are not “interested persons” (as defined in the 1940 Act) of the Fund; (ii) the business operations of the Fund are overseen by experienced Independent Directors, with a Lead Independent Director and separate committee chairmen; (iii) Mr. Aylward serves in the combined role as Chairman, Chief Executive Officer and President, promoting unified leadership and direction for the Fund’s Board and executive management; (iv) the Lead Independent Director helps ensure timely communication between management and the Independent Directors and among the Independent Directors; (v) the effective balance between management and Independent Director participation in the Board process; and (vi) the allocation of areas of responsibility among committees of the Board’s members and the full Board.
The Board’s Role in Risk Oversight
The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight responsibilities and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VIA and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Each of VIA and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions, business model and compliance structure. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate the occurrence or effects of all of such risks. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and review reports from, among others, VIA (and its officers and employees), the Fund’s Chief Compliance Officer, and the Fund’s independent registered public accounting firm, as appropriate, regarding the risks faced by the Fund and applicable risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board Composition
On August 2, 2016, the Fund announced certain changes to the membership of its Board of Directors. On such date, the Board appointed Philip R. McLoughlin and James M. Oates as Directors of the Fund, and accepted the resignations of Christopher Ruddy and William H. Wright.
Committees of the Board, Meetings and Compensation
The Board has established a number of standing committees to oversee particular aspects of the Fund’s management. These are:
Audit Committee
The Fund’s Board has appointed a standing Audit Committee and adopted a written charter for the Audit Committee. The Fund’s Audit Committee charter is available at: http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ZTR/Governance/ZTR_Audit_Committee_Charter.pdf.

The current members of the Audit Committee are Messrs. Rogers, Walton and Zino. Mr. Zino serves as Chair of the Audit Committee. Each member of the Committee is an Independent Director of the Fund, and is “independent” under the listing standards of the New York Stock Exchange (“NYSE”).
The purposes of the Board’s Audit Committee are set forth in the Audit Committee Charter. In brief, the role of the Audit Committee is to assist the Board in its oversight of the Fund’s financial reporting process, including internal controls and the performance of the independent registered public accounting firm. As set forth in the Audit Committee, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which duties are the responsibility of the Fund’s investment adviser and independent registered public accounting firm. The Fund’s independent registered public accounting firm is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board has determined that Brian T. Zino is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K. The SEC has stated that the designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the fund’s audit committee and board of directors in the absence of such designation or identification.
The Audit Committee is in compliance with the NYSE requirements applicable to closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”
The Audit Committee held five meetings during the year ended December 31, 2015.
Nominating Committee
The Fund’s Board has adopted a written charter for its Nominating Committee. The Fund’s Nominating Committee charter is available at: https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/Nominating_Committee_Charter.pdf.
The current members of the Nominating Committee are Messrs. McLoughlin, Oates, Rogers, Walton and Zino, each of whom is an Independent Director. Mr. Oates serves as Chair of the Nominating Committee.
Among other responsibilities, the purpose of the Nominating Committee is to identify individuals qualified to become Board members and to recommend that the Board select particular director nominees. The Nominating Committee will consider nominees recommended by shareholders, if such recommendations comply with the requirements set forth in the Fund’s Amended and Restated Bylaws.
It is expected that all board candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. The

Nominating Committee takes into consideration such other factors as it deems appropriate. Except as provided above, in nominating candidates, the Nominating Committee does not believe that certain qualifications are controlling or paramount or that specific qualifications or skills are necessary for a candidate to possess. Pursuant to policies and procedures contained in the Nominating Committee Charter, when assessing the qualifications of a potential nominee or Independent Director, the Nominating Committee considers such factors as it may deem relevant, including whether the candidate’s background, skills and experience will complement the background, skills and experience of other nominees and contribute to the diversity of the Board. These policies and procedures for identifying and evaluating candidates are implemented through discussion among the Nominating Committee members. The Nominating Committee may determine that a candidate who does not have all the qualifications referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate’s qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director. The Fund has adopted a policy requiring that any person whose 75th birthday would occur during such person’s term of service as a Director may not stand for election for such term; provided, however, that the Directors in office as of September 1, 2011 shall not be required to retire pursuant to the foregoing policy and shall be eligible to be nominated for election as a Director for one or more additional terms so long as the Director’s 85th birthday is not to occur during any such additional term. In assessing the effectiveness of the Nominating Committee Charter, the Nominating Committee shall recommend to the Board any revisions or modifications to the Nominating Committee Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.
The Nominating Committee held one meeting during the year ended December 31, 2015.
Meetings of the Board of Directors
During the year ended December 31, 2015, the Board of Directors held six meetings. Each then-current Director attended at least 75% of the total number of Board meetings, and his respective committee meetings, held during the year ended December 31, 2015. It is the Fund’s policy that all Directors attend the Annual Meeting of Shareholders, if reasonably possible. All of the then-current Directors attended the 2016 Joint Annual Meeting of the Fund and The Zweig Fund, Inc.
Compensation
The following table provides information regarding the compensation of the Independent Directors for the year ended December 31, 2015.
Name of Independent Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex1
Philip R. McLoughlin	$02	N/A	N/A	$755,283
James M. Oates	$02	N/A	N/A	$405,283
James B. Rogers	$43,000	N/A	N/A	$86,000
R. Keith Walton	$58,000	N/A	N/A	$116,000
Brian T. Zino	$48,000	N/A	N/A	$96,000
(1)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which VIA or an affiliate thereof, including Kayne and Newfleet, serves as investment adviser.

(2)
Messrs. McLoughlin and Oates were appointed as members of the Board of Directors of the Fund on July 28, 2016.

Non-Director Officers of the Fund
The officers of the Fund are elected or appointed by the Board. The officers receive no compensation from the Fund, but are also officers of Virtus or the Fund’s administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Fund, can be found above within the description of the Directors’ background.

Name, Year of Birth and Address1	Position held with the Fund and Length of Time Served2	Principal Occupation(s) During Past 5 Years
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer since 2012	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2003); Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011) of various Virtus-affiliated funds.
William Renahan, Esq. Year of Birth: 1969	Vice President, Chief Legal Officer and Secretary since 2012	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); and a Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).
W. Patrick Bradley Year of Birth: 1972	Vice President, Treasurer and Chief Financial Officer since 2010	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Chief Financial Officer and Treasurer (since 2004) of various Virtus-affiliated funds.
(1)
The business address of each officer is c/o Virtus Investment Partners, 100 Pearl Street, Hartford, Connecticut 06103.

(2)
Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act require, among other persons, the Directors of the Fund, its Executive (and certain other) Officers, the Fund’s investment adviser and certain affiliates thereof  (“Reporting Persons”) to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and representations of certain Reporting Persons, the Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.
Shareholder Communications
The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Any shareholder wishing to communicate with the Board or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Fund, located at 101 Munson Street, Greenfield, Massachusetts 01301-9683, specifying the intended addressee. Shareholder communications addressed to the Board will be forwarded promptly after receipt to George R. Aylward, President of the Fund. Mr. Aylward will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Aylward determines to involve routine matters will be forwarded to Virtus Fund Services, LLC (the “Administrator or “Virtus Fund Services”) and/or officers of the Fund for review and response, and Mr. Aylward will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Aylward determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

Beneficial Ownership of Securities
As of September 12, 2016, the Fund’s Directors and Executive Officers, as a group, owned less than 1% of the Fund’s outstanding common shares. As of September 12, 2016, Mr. Moyer and the current Directors owned common shares of the Fund in the following amounts:
Name of Director/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Directors in Family of Registered Investment Companies1
Nominee
William R. Moyer	$0	Over $100,000
Independent Directors
Philip R. McLoughlin	$0	Over $100,000
James M. Oates	$0	Over $100,000
James B. Rogers	$10,001-$50,000	$50,001-$100,000
R. Keith Walton	$10,001-$50,000	$50,001-$100,000
Brian T. Zino	$50,001-$100,000	$50,001-$100,000
Interested Director
George R. Aylward	$10,001-$50,000	Over $100,000
(1)
The term, “Family of Registered Investment Companies,” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

INFORMATION REGARDING THE Fund’s Independent Registered Public Accountant
Independent Registered Public Accounting Firm
The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Fund’s financial statements for the year ended December 31, 2015 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Fund’s financial statements for the fiscal year ending December 31, 2016. Representatives of PwC are not expected to be present at the Second Special Meeting.
Disclosure of Fees
The aggregate fees paid to PwC by the Fund for fiscal years 2014 and 2015 were as follows:
Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees
2014	$36,400	$1,742	$8,150	$0
2015	$28,800	$1,715	$7,900	$0
*
“Audit-Related Fees” are those related to performance of the audit and review of the Fund’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with the review of the Fund’s tax provision, qualification as a regulated investment company, year-end distributions to avoid excise tax, periodic discussions with management on tax issues affecting the Fund, and reviewing and signing the Fund federal income and excise tax returns

Aggregate Non-Audit Fees Billed to Fund and Its Affiliates
The aggregate non-audit fees billed by PwC for services rendered to the Fund, Zweig Advisers LLC, the Fund’s then-current investment adviser, and any entity controlling, controlled by, or under common control with the Zweig Advisers that provided ongoing services to the Fund for the fiscal years ended December 31, 2014 and December 31, 2015 were $430,462 and $550,983, respectively.

The Audit Committee considered whether the non-audit services rendered to Zweig Advisers or an affiliate thereof that provided ongoing services to the Fund were compatible with maintaining the independence of PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the Fund provided by PwC to Zweig Advisers or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC that are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. All Covered Services were pre-approved in accordance with the above procedures. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.
The Audit Committee’s Pre-Approval Policies and Procedures
The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s affiliated service providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis.
During the fiscal year ended December 31, 2015, all audit, audit-related, tax and non-audit services provided by the Fund’s independent registered public accounting firm to Zweig Advisers, or any entity controlling, controlled by, or under common control with Zweig Advisers, were pre-approved by the Fund’s Audit Committee.
Audit Committee Report
In connection with the audit of the Fund’s financial statements for the fiscal year ended December 31, 2015, the Audit Committee: (1) reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2015 with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16, (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for the year ended December 31, 2015.
James B. Rogers, Jr.
Christopher Ruddy
R. Keith Walton
William H. Wright II
Brian T. Zino
ADDITIONAL INFORMATION ABOUT
THE SPECIAL MEETINGS AND THE FUND
Further Information About Voting and the Special Meetings
The presence in person or by proxy of shareholders entitled to vote a majority of the Fund’s common shares will constitute a quorum at each Special Meeting.

Shares present in person or represented by proxy at each Special Meeting and abstentions will be included in determining the existence of a quorum at each Special Meeting. However, for purposes of the First Special Meeting, broker non-votes (i.e., a broker holding shares for a beneficial owner does not vote on a particular matter because (i) the broker does not have discretionary voting power with respect to that matter, and (ii) has not received instructions from the beneficial owner) will not be included in determining the existence of a quorum, as all of the matters to be considered at the First Special Meeting are “non-routine” and, therefore, your broker will not have discretionary voting power at the First Special Meeting.
Shares represented by a proxy marked to withhold authority to vote for Mr. Moyer, the Class I Nominee, also will be included in determining the existence of a quorum at the Second Special Meeting, but will not constitute a vote in favor of a proposal.
Instructions regarding how to vote via telephone or the Internet are included in the proxy cards. The required control number for Internet and telephone voting is printed on the proxy cards. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed for the same Special Meeting, shares are voted in accordance with the proxy card bearing the latest date.
If you wish to attend the Special Meetings and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meetings in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meetings unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meetings.
All shares represented by properly executed proxies received prior to the Special Meetings will be voted at the Special Meetings in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy cards, but do not fill in your vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Special Meetings, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Special Meetings or by attending and voting at the Special Meetings. Merely attending the Special Meetings, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on September 12, 2016 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meetings. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.
Expenses and Proxy Solicitation
All expenses in connection with the Special Meetings will be paid by the Fund, including costs associated with preparation of this proxy statement and solicitation. Such costs are estimated to be $165,000 in the aggregate.
The Fund has engaged D.F. King & Co., Inc. (“D.F. King”) to serve as the Fund’s proxy solicitor at an anticipated cost of approximately $85,000, plus disbursements. In addition to the use of mails, proxy solicitations may be made by telephone, fax and personal interview by D.F. King, the Fund’s Directors and officers and officers and employees of Virtus. If you have any questions concerning this proxy solicitation, please contact D.F. King at 1-888-414-5566.

Authorization to permit execution of proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
Any proxy given by a shareholder is revocable. A shareholder can revoke the proxy prior to its use by appearing at the Special Meetings and voting in person, by giving written notice of such revocation to the Secretary of the Fund prior to the Special Meetings, or by returning a subsequently dated proxy prior to the Special Meetings.
Adviser and Sub-advisers
Pursuant to the Interim Advisory Agreement, VIA serves as the Fund’s investment adviser. Pursuant to the Interim Sub-Advisory Agreements, VIA has delegated the day-to-day management of the Fund’s assets to Kayne and Newfleet. The executive offices of each of VIA, Kayne and Newfleet are located at and 100 Pearl Street, Hartford, Connecticut 06103.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”) serves as the administrator of the Fund. The Administrator’s principal business office is located at 100 Pearl Street, Hartford, Connecticut 06103. All of the Administrator’s outstanding equity interests are owned by Virtus. Virtus Fund Services became the administrator of the Fund on January 1, 2013, as assignee of VP Distributors, LLC (“VP Distributors”), which is a wholly-owned subsidiary of Virtus. Virtus Fund Services was established to carry on the fund administration business previously conducted by VP Distributors, which now conducts exclusively a broker-dealer and fund distribution business. In addition, Virtus Fund Services utilizes the same personnel and systems previously used by VP Distributors to perform administrative services for the Fund, and the administration fee remains the same.
On August 30, 2016, the Board of Directors of the Fund approved an amendment to the Administration Agreement between the Fund and Virtus Fund Services, pursuant to which the fee paid by the Fund to Virtus Fund Services increased from 0.065% to 0.10% (expressed as an annual rate) of the Fund’s average daily managed assets during the previous month. Additionally, the Board of Directors of the Fund approved a new Sub-Administration and Accounting Services Agreement between the Fund and BNY Mellon Investment Servicing (U.S.), Inc. (“BNY”), pursuant to which the Fund directly will pay BNY a fee at an annual rate of 0.03% of the Fund’s average daily managed assets during the previous month on the first $500 million of assets, 0.0275% on the next $1 billion of assets and 0.0250% on assets over $1.5 billion, subject to a monthly minimum of  $4,000 per month and a multi-manager fee of  $700 per month. Previously, the sub-administration fee was paid directly by Virtus Fund Services to BNY.
Virtus Fund Services has committed, for a period of two years from August 30, 2016, to waive receipt of a portion of its fee to ensure that the total administration fees paid by the Fund do not exceed the rate previously paid by the Fund—i.e., 0.065% (expressed as an annual rate) of the Fund’s average daily managed assets during the previous month.
Principal Shareholders
As of September 12, 2016, to the best of the Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of the Fund’s Common Stock other than as listed in the below table. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Title of Class	Name and Address of Beneficial Ownership	Amount of and Nature of Beneficial Ownership	Percent of Class
Common Stock	Karpus Management, Inc. d/b/a/ Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	1,554,058	5.65%

Important Notice Regarding Internet Availability of Proxy Materials for Special Meetings
This Proxy Statement, the Fund’s most recent Annual Report, the forms of proxy and the Notices of Special Meetings (the “Proxy Materials”) are available to you on the Internet at www.edocumentview.com/virtus. These Proxy Materials will be available on the internet through Friday, November 18, 2016, the day of the Special Meetings.
No Dissenters’ Rights
Shareholders have no rights under Maryland law or the Fund’s Articles of Incorporation or the Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Deadline for Shareholder Proposals for the Fund’s 2017 Annual Meeting of Shareholders
Stockholder proposals intended to be presented at the Fund’s 2017 Annual Meeting of Stockholders must be received by the Fund on or before December 29, 2016 in order to be included in the Fund’s proxy statement and form of proxy relating to that meeting.
In addition, the Fund’s Amended and Restated Bylaws contain an advance notice provision, which requires that the Fund be given advance notice of shareholder nominations for election to the Board and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in the Fund’s proxy statement in accordance with Rule 14a-8 under the Exchange Act. Any notice of shareholder nominations for election to the Fund’s Board or notice of other matters not submitted pursuant to Rule 14a-8 which shareholders wish to present at the Fund’s 2017 Annual Meeting of Shareholders must be received at the Fund’s principal executive office not earlier than November 30, 2016 nor later than 5:00 p.m., Eastern Time, on December 30, 2016; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Shareholder proposals should be sent to the attention of the Fund’s Secretary, 101 Munson Street, Greenfield Massachusetts 01301-9668. Any such proposal received either prior to or after such dates will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting. The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the Fund’s Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and forms of proxy for that meeting. A copy of the Fund’s Amended and Restated Bylaws is available on the website of the SEC at http://www.sec.gov.
Other Matters
The management of the Fund knows of no other matters that are to be brought before the Special Meetings. However, if any other matters not now known properly come before the Special Meetings, it is the intention of the persons named in the enclosed forms of proxy to vote such proxy in accordance with their judgment on such matters.
Adjournment
In the event a quorum is not present at a Special Meeting, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Special Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
Very truly yours,
/s/ William Renahan William Renahan Secretary Virtus Global Dividend & Income Fund Inc.
October   , 2016

EXHIBIT A
FORM OF PROPOSED investment advisory agreement between
VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. and Virtus Investment Advisers, Inc.
The Zweig Total Return Fund, Inc.
INVESTMENT ADVISORY AGREEMENT
THIS INVESTMENT ADVISORY AGREEMENT, effective as of the 20th day of September, 2016 (the “Contract Date”) by and between THE ZWEIG TOTAL RETURN FUND, INC., a Maryland Corporation (the “Fund”) and VIRTUS INVESTMENT ADVISERS, INC., a Massachusetts corporation (the “Adviser”).
WITNESSETH THAT:
1.
The Fund hereby appoints the Adviser to act as investment adviser to the Fund from the date hereof, for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

2.
The Adviser shall furnish continuously an investment program for the portfolio of the Fund and shall manage the investment and reinvestment of the assets of such portfolio, subject at all times to the supervision of the Board of Directors of the Fund (the “Board”).

3.
With respect to managing the investment and reinvestment of the portfolio of the Fund’s assets, the Adviser shall provide, at its own expense:

(a)
Investment research, advice and supervision;

(b)
An investment program consistent with the Fund’s investment objectives, policies and procedures;

(c)
Implementation of the investment program, including the purchase and sale of securities;

(d)
Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for the Fund with respect to assets designated from time to time to be managed by a subadviser to the Fund;

(e)
Advice and assistance on the general operations of the Fund; and

(f)
Regular reports to the Directors on the implementation of the Fund’s investment program.

4.
The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

5.
The Adviser shall furnish at its own expense, or pay the expenses of the Fund, for the following:

(a)
Office facilities, including office space, furniture and equipment;

(b)
Personnel necessary to perform the functions required to manage the investment and reinvestment of the Fund’s assets (including those required for research, statistical and investment work);

(c)
Except as otherwise approved by the Board, personnel to serve, without salaries from the Fund, as officers or agents of the Fund. The Adviser need not provide personnel to perform, or pay the expenses of the Fund for, services customarily performed for a closed-end management investment company by its administrator, underwriter(s), custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

(d)
Compensation and expenses, if any, of any Directors who are also full-time employees of the Adviser or any of its affiliates; and

(e)
Any subadviser recommended by the Adviser and appointed to act on behalf of the Fund (a “Subadviser”).

6.
All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Fund. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Directors who are not full-time employees of the Adviser or any of its affiliates, expenses of Board, committee, and shareholders’ meetings (including the cost of printing and mailing proxies), expenses of Adviser personnel attending Board meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its underwriter(s) pursuant to an agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission, listing its shares on any exchange, and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Board, the Fund shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

7.
The Adviser shall adhere to all applicable policies and procedures as adopted from time to time by the Board, including but not limited to the following:

(a)
Code of Ethics.   The Adviser shall adopt a Code of Ethics designed to prevent “access persons” (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Fund’s Compliance Officer.

(b)
Policy with Respect to Brokerage Allocation.   The Adviser shall have full trading discretion in selecting brokers for portfolio transactions on a day to day basis so long as each selection is in conformance with the Fund’s Policy with Respect to Brokerage Allocation. Such discretion shall include use of  “soft dollars” for certain broker and research services, also in conformance with the Fund’s Policy with Respect to Brokerage Allocation. The Adviser may delegate the responsibilities under this section to a Subadviser.

(c)
Procedures for the Determination of Liquidity of Assets.   It shall be the responsibility of the Adviser to monitor the Fund’s assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Fund’s Procedures for the Determination of Liquidity of Assets. The Adviser may delegate the responsibilities under this section to a Subadviser.

(d)
Policy with Respect to Proxy Voting.   In the absence of specific direction to the contrary and in a manner consistent with the Fund’s Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Fund. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by the Board.

Unless the Fund gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Fund then in effect or approved by the Board, vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which the assets of the Fund may be invested. The Adviser shall cause the custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Fund with quarterly proxy voting reports in such form as the Fund may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser.
(e)
Procedures for the Valuation of Securities.   It shall be the responsibility of the Adviser to fully comply with the Fund’s Procedures for the Valuation of Securities. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

8.
For providing the services and assuming the expenses outlined herein, the Fund agrees that the Adviser shall be compensated as follows:

(a)
The Fund shall monthly pay a fee at an annual rate of 0.70% as a percentage of the average daily Managed Assets of the Fund (as defined below). For these purposes, the term “Managed Assets” of the Fund on any day is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting leverage), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board of Directors may determine in accordance with the provisions of applicable law and of the organizational documents of the Fund and with resolutions of the Board of Directors as from time to time in force.

(b)
Compensation shall accrue immediately upon the effective date of this Agreement.

(c)
If there is termination of this Agreement during a month, the fee for that month shall be proportionately computed upon the average of the average daily Managed Assets of the Fund for such partial period in such month.

(d)
The Adviser agrees to reimburse the Fund for the amount, if any, by which the total operating and management expenses of the Fund’s portfolio (including the Adviser’s compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any “fiscal year” exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation (which is not waived by the state) imposed on closed-end investment companies by any state in which shares of the Fund are then qualified. Such reimbursement, if any, will be made by the Adviser to the Fund within five days after the end of each month. For the purpose of this subparagraph (d), the term “fiscal year” shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

9.
The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Board and subject further to compliance with applicable provisions of the Investment Company Act, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Fund, the Adviser and any such agent.

10.
The Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

11.
It is understood that:

(a)
Directors, officers, employees, agents and shareholders of the Fund are or may be “interested persons” of the Adviser as directors, officers, stockholders or otherwise;

(b)
Directors, officers, employees, agents and stockholders of the Adviser are or may be “interested persons” of the Fund as Directors, officers, shareholders or otherwise; and

(c)
The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

12.
This Agreement shall become effective as of the date stated above. Unless terminated as herein provided, this Agreement shall remain in full force and effect until December 31, 20__ and shall continue in full force and effect for periods of one year thereafter so long as (a) such continuance is approved at least annually by either the Board or by a “vote of the majority of the outstanding voting securities” of the Fund and (b) the terms and any renewal of this Agreement have been approved by a vote of a majority of the Directors who are not parties to this Agreement or “interested persons” of any such party cast in person at a meeting called for the purpose of voting on such approval.

13.
The Fund may terminate this Agreement upon 60 days’ written notice to the Adviser at any time, without the payment of any penalty, by vote of the Board or by a “vote of the majority of the outstanding voting securities” of the Fund. The Adviser may terminate this Agreement upon 60 days’ written notice to the Fund, without the payment of any penalty. This Agreement shall immediately terminate in the event of its “assignment”.

14.
The terms “majority of the outstanding voting securities”, “interested persons” and “assignment”, when used herein, shall have the respective meanings in the Investment Company Act.

15.
In the event of termination of this Agreement, or at the request of the Adviser, the Fund will eliminate any and all reference to “Virtus” from its name, and will not thereafter transact business in a name using the word “Virtus” in any form or combination whatsoever, or otherwise use the word “Virtus” as a part of its name. The Fund will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word “Virtus” or any approximation thereof.

16.
It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but bind only the Fund property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Board and shareholders of the Fund and signed by the President of the Fund, acting as such, and neither such authorization by the Board and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the Fund property of the Fund as provided in its Articles of Incorporation.

17.
This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Delaware.

18.
Subject to the duty of the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund, and the actions of the Adviser and the Fund in respect thereof.

19.
The Adviser will not advise or act on behalf of the Fund in regard to class action filings, with respect to any securities held in the Fund portfolio.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.
The zweig total return fund, inc.
By:
	Name:	George R. Aylward
	Title:	President
VIRTUS INVESTMENT ADVISERS, INC.
By:
	Name:	Francis G. Waltman
	Title:	Executive Vice President

EXHIBIT B
FORM OF Proposed sub-advisory agreement between
Virtus Investment Advisers, Inc. and
Kayne Anderson Rudnick Investment Management, LLC
THE ZWEIG TOTAL RETURN FUND, INC.
SUBADVISORY AGREEMENT
September 20, 2016
Kayne Anderson Rudnick Investment Management, LLC
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067
RE:   Subadvisory Agreement
Ladies and Gentlemen:
The Zweig Total Return Fund, Inc. (the “Fund”) is a closed-end investment company registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder.
Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends subadvisers for the Fund and is responsible for the day-to-day management of the Fund.
1.
Employment as a Subadviser.   The Adviser, being duly authorized, hereby employs Kayne Anderson Rudnick Investment Management, LLC (the “Subadviser”) as a discretionary adviser to invest and reinvest that discrete portion of the assets of the Fund designated by the Adviser (the “Allocated Portion”) as set forth on Schedule F attached hereto on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder. It is acknowledged and agreed that the Adviser may appoint from time to time other subadvisers in addition to the Subadviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Subadviser an exclusive arrangement to act as the sole subadviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund assets to the Subadviser as the Allocated Portion.

2.
Acceptance of Employment; Standard of Performance.   The Subadviser accepts its employment as a discretionary adviser of the Allocated Portion and agrees, subject to the oversight of the Board of Directors of the Fund (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Allocated Portion in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser or the Fund in any way.

3.
Services of Subadviser.   In providing management services to the Allocated Portion of the Fund, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s most recent prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s registration statement (“Registration Statement”), as they may be periodically amended and provided to the Subadviser by the

Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Allocated Portion of the Fund at the time of the transaction to be out of compliance with any of such restrictions or policies. Except as expressly set forth in this Agreement, the Subadviser shall not be responsible for aspects of the Fund’s investment program other than managing the Allocated Portion in accordance with the terms and conditions of this Agreement, including without limitation the requirements of this Section 3 and Schedule D of this Agreement.
4.
Transaction Procedures.   All transactions for the Allocated Portion shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Allocated Portion placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.
Allocation of Brokerage.   The Subadviser shall have authority and discretion to select brokers and dealers to execute transactions for the Allocated Portion initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.
In placing orders for the sale and purchase of securities for the Allocated Portion, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Allocated Portion, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.
The Subadviser may manage other portfolios and expects that the Allocated Portion and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Allocated Portion with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Fund and to such other accounts.

C.
The Subadviser shall not execute any transactions for the Allocated Portion with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the

Subadviser, or any other subadviser to the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of  (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of  (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.
D.
Consistent with its fiduciary obligations to the Fund and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Allocated Portion and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.
Proxies and Other Shareholder Actions.

A.
Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Allocated Portion. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Fund’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Allocated Portion may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act. During any annual period in which the Subadviser has voted proxies for the Fund, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.
The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held by the Allocated Portion in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. With the

Adviser’s approval, on a case-by-case basis, the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Allocated Portion, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Allocated Portion, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.
7.
Prohibited Conduct.   In accordance with Rule 12d3-1 and Rule 17a-10 under the Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Allocated Portion, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Fund. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Fund, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Allocated Portion or the Fund, or (ii) the Fund, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Allocated Portion. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.
Information and Reports.

A.
The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Allocated Portion during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.
B.
Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.
The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Allocated Portion required for any shareholder report or other disclosure document filed by the Fund with the SEC.

9.
Fees for Services.   The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser is solely responsible for the payment of fees to the Subadviser.

10.
Limitation of Liability.   Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Fund and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Fund and/or the Subadviser), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Fund, or the Adviser against the Subadviser for recovery pursuant to this section.

11.
Confidentiality.   Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Allocated Portion pursuant to this Agreement, and (ii) include performance statistics regarding the Allocated Portion in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Fund.

12.
Assignment.   This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the

Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.
13.
Representations, Warranties and Agreements of the Subadviser.   The Subadviser represents, warrants and agrees that:

A.
It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.
It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.
It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.
It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Fund has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Fund. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Fund as the Fund or its Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.
E.
It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of  “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Fund.

F.
The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Fund.

G.
To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Fund or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Fund and the Adviser if the representation in this Section 13.G is no longer accurate.

H.
The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Allocated Portion or if there is an actual or expected change in control or management of the Subadviser.

14.
No Personal Liability.   Reference is hereby made to the Articles of Incorporation establishing the Fund, a copy of which has been filed with the State Department of Assessments and Taxation of Maryland and elsewhere as required by law, and to any and all amendments thereto so filed with the State Department of Assessments and Taxation of Maryland and elsewhere as required by law, and to any and all amendments hereafter filed. The name “The Zweig Total Return Fund, Inc.” and references to “Directors” refer to the Directors under said Articles of Incorporation as Directors and not personally, and no Director, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Articles of Incorporation is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Director, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.
15.
Entire Agreement; Amendment.   This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those Directors who are not “interested persons” of the Fund) and, if required by the Act or applicable SEC rules and regulations, a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the Act); provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Fund or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Subadviser.

16.
Effective Date; Term.   This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 20__. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Directors in accordance with the requirements of Section 15(c) of the Act.

17.
Termination.   This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the Act), upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser upon 60 days’ written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement may also be terminated, without the payment of any penalty, by the Subadviser immediately (i) upon the material breach by the Adviser of this Agreement or (ii) at the discretion of the Subadviser, if the Adviser or any officer or director of the Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the Act and the rules promulgated thereunder. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.
Applicable Law.   To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware applicable to contracts entered into and fully performed within the State of Delaware.
19.
Severability.   If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.
Notices.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)
To the Adviser or the Fund at:

Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103
Attn: William Renahan.
Telephone: (860) 263-4799
Facsimile: (860) 241-1024
Email: william.renahan@virtus.com
(b)
To the Subadviser at:

Kayne Anderson Rudnick Investment Management, LLC
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067
Attn: Judith Ridder, Chief Compliance Officer
Telephone: (310) 712-2909
Facsimile: (310) 282-2959
Email: JRidder@Kayne.com
21.
Certifications.   The Subadviser shall timely provide to the Adviser and the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Fund in order to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Allocated Portion (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Fund. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.
Indemnification.

A.
The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Fund, or the omission of such information, by the Adviser for use therein.

B.
The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Fund, or the omission of such information, by the Subadviser for use therein.

C.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.
No party will be liable to another party for consequential damages under any provision of this Agreement.

23.
Receipt of Disclosure Document.   The Fund and the Adviser acknowledge receipt of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business prior to or on the date of execution of this Agreement. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.
24.
Counterparts; Fax Signatures.   This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.
Bankruptcy and Related Events.   Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Fund ceases to be registered as an investment company under the Act.

The zweig total return fund, inc.
By:
	Name:	George R. Aylward
	Title:	President
VIRTUS INVESTMENT ADVISERS, INC.
By:
	Name:	Francis G. Waltman
	Title:	Executive Vice President
ACCEPTED: Kayne Anderson Rudnick Investment Management, LLC
By:
	Name:	Jeannine Vanian
	Title:	Chief Operating Officer
SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Allocated Portion of the Fund

SCHEDULE A

OPERATIONAL PROCEDURES
In order to minimize operational problems, it will be necessary for trade information to be supplied in a secure manner by the Subadviser to the Fund’s service providers, including: JPMorgan Chase Bank, NA (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”) BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”), JP Morgan (the “Prime Broker”) and all other Counterparties/Brokers as required. The Subadviser must furnish the Fund’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties and designated persons of the Fund. Trade information sent to the Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Fund.
The Sub-Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Sub-Accounting Agent no later than 4:30 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. All other executed trades must be delivered to the Sub-Accounting Agent on Trade Date plus 1 by Noon (Eastern Time) to ensure that they are part of the Fund’s NAV calculation. (The Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Sub-Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Fund. The data to be sent to the Sub-Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Sub-Accounting Agent and designated persons of the Fund and shall include (without limitation) the following:
1.
Transaction type (e.g., purchase, sale, open, close, put call);

2.
Security type (e.g., equity, fixed income, swap, future, option, short, long);

3.
Security name;

4.
Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);

5.
Number of shares and par, original face, contract amount, notional amount;

6.
Transaction price per share (clean if possible);

7.
Strike price;

8.
Aggregate principal amount;

9.
Executing broker;

10.
Settlement agent;

11.
Trade date;

12.
Settlement date;

13.
Aggregate commission or if a net trade;

14.
Interest purchased or sold from interest bearing security;

15.
Net proceeds of the transaction;

16.
Trade commission reason: best execution, soft dollar or research (to be provided quarterly);

17.
Derivative terms;

18.
Non-deliverable forward classification (to be provided quarterly);

19.
Maturity/expiration date; and

20.
Details of margin and collateral movement.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER
1.
(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.
The name of the broker;

B.
The terms and conditions of the order and of any modifications or cancellations thereof;

C.
The time of entry or cancellation;

D.
The price at which executed;

E.
The time of receipt of a report of execution; and

F.
The name of the person who placed the order on behalf of the Fund.

2.
(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.
Shall include the consideration given to:

(i)
The sale of shares of the Fund by brokers or dealers.

(ii)
The supplying of services or benefits by brokers or dealers to:

(a)
The Fund,

(b)
The Adviser,

(c)
The Subadviser, and

(d)
Any person other than the foregoing.

(iii)
Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.
Shall show the nature of the services or benefits made available.

C.
Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.
Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.
(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.
(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.
Records as necessary under Board approved policies and procedures of the Fund, including without limitation those related to valuation determinations.

*
Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE
For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, calculated on the average daily Managed Assets of the Allocated Portion at the annual rate of 50% of the net advisory fee. For this purpose, “Managed Assets” means the total assets of the Allocated Portion, including any assets attributable to borrowings, minus the Allocated Portion’s accrued liabilities other than such borrowings. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

SCHEDULE D

SUBADVISER FUNCTIONS
With respect to managing the investment and reinvestment of the assets of the Allocated Portion, the Subadviser shall provide, at its own expense:
(a)
An investment program for the Allocated Portion consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Directors and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)
Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of assets of the Allocated Portion in accordance with the then prevailing Registration Statement or other applicable Fund disclosure or policies pertaining to the Fund and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Fund’s limitation on acquisition of illiquid securities, if any; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Allocated Portion’s investment program, including, without limitation, analysis of performance of the Allocated Portion;

(c)
Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)
Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or the Board at such time(s) and location(s) as reasonably requested by the Adviser or the Board; and

(e)
Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)
Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION
To:
Re:
Subadviser’s Form N-CSR and Form N-Q Certification for The Zweig Total Return Fund, Inc.

From:
Kayne Anderson Rudnick Investment Management, LLC

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.
In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.
Schedule of Investments
Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.
In addition, our organization has:
a.
Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.
Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.
In addition, to the best of my knowledge there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Fund.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to that portion of the Fund allocated to the Subadviser (the “Allocated Portion”), contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.
I have disclosed, based on my most recent evaluation, to the Fund’s Chief Accounting Officer:
a.
All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Fund’s ability to record, process, summarize and report financial data with respect to the Allocated Portion in a timely fashion;

b.
Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:
a.
The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.
The Subadviser has complied with the Prospectus and Statement of Additional Information of the Fund, any updates to such documents, and the Policies and Procedures of the Fund as adopted by the Fund’s Board of Directors.

c.
I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.
The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Allocated Portion as outlined above.

e.
Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Allocated Portion and may not be relied upon by any other fund or entity.
The Subadviser does not maintain the official books and records of the Fund. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Fund’s official accounting system. The Subadviser is not responsible for the preparation of the Report.

Kayne Anderson Rudnick	Date
Investment Management, LLC

SCHEDULE F
ALLOCATED PORTION OF FUND TO THE SUBADVISER
To be determined by Virtus Investment Advisers, Inc. on an on-going basis.

EXHIBIT C
FORM OF PROPOSED sub-advisory agreement between
Virtus Investment Advisers, Inc. and Newfleet Asset Management, LLC
THE ZWEIG TOTAL RETURN FUND, INC.
SUBADVISORY AGREEMENT
September 20, 2016
Newfleet Asset Management, LLC
100 Pearl Street
Hartford, Connecticut 06103
RE:   Subadvisory Agreement
Ladies and Gentlemen:
The Zweig Total Return Fund, Inc. (the “Fund”) is a closed-end investment company registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder.
Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends subadvisers for the Fund and is responsible for the day-to-day management of the Fund.
1.
Employment as a Subadviser.   The Adviser, being duly authorized, hereby employs Newfleet Asset Management, LLC (the “Subadviser”) as a discretionary adviser to invest and reinvest that discrete portion of the assets of the Fund designated by the Adviser (the “Allocated Portion”) as set forth on Schedule F attached hereto on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder. It is acknowledged and agreed that the Adviser may appoint from time to time other subadvisers in addition to the Subadviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Subadviser an exclusive arrangement to act as the sole subadviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund assets to the Subadviser as the Allocated Portion.

2.
Acceptance of Employment; Standard of Performance.   The Subadviser accepts its employment as a discretionary adviser of the Allocated Portion and agrees, subject to the oversight of the Board of Directors of the Fund (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Allocated Portion in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser or the Fund in any way.

3.
Services of Subadviser.   In providing management services to the Allocated Portion of the Fund, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s most recent prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s registration statement (“Registration Statement”), as they may be periodically amended and provided to the Subadviser by the

Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Allocated Portion of the Fund at the time of the transaction to be out of compliance with any of such restrictions or policies. Except as expressly set forth in this Agreement, the Subadviser shall not be responsible for aspects of the Fund’s investment program other than managing the Allocated Portion in accordance with the terms and conditions of this Agreement, including without limitation the requirements of this Section 3 and Schedule D of this Agreement.
4. Transaction Procedures.   All transactions for the Allocated Portion shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Allocated Portion placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.
5.
Allocation of Brokerage.   The Subadviser shall have authority and discretion to select brokers and dealers to execute transactions for the Allocated Portion initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.
In placing orders for the sale and purchase of securities for the Allocated Portion, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Allocated Portion, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.
The Subadviser may manage other portfolios and expects that the Allocated Portion and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Allocated Portion with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Fund and to such other accounts.

C.
The Subadviser shall not execute any transactions for the Allocated Portion with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, or any other subadviser to the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of  (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of  (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.
D.
Consistent with its fiduciary obligations to the Fund and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Allocated Portion and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.
Proxies and Other Shareholder Actions.

A.
Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Allocated Portion. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Fund’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Allocated Portion may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act. During any annual period in which the Subadviser has voted proxies for the Fund, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.
The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held by the Allocated Portion in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. With the Adviser’s approval, on a case-by-case basis, the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Allocated Portion, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Allocated Portion, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.
7.
Prohibited Conduct.   In accordance with Rule 12d3-1 and Rule 17a-10 under the Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Allocated Portion, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Fund. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Fund, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Allocated Portion or the Fund, or (ii) the Fund, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Allocated Portion. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.
Information and Reports.

A.
The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Allocated Portion during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.
B.
Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.
The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Allocated Portion required for any shareholder report or other disclosure document filed by the Fund with the SEC.

9.
Fees for Services.   The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser is solely responsible for the payment of fees to the Subadviser.

10.
Limitation of Liability.   Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Fund and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Fund and/or the Subadviser), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Fund, or the Adviser against the Subadviser for recovery pursuant to this section.

11.
Confidentiality.   Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Allocated Portion pursuant to this Agreement, and (ii) include performance statistics regarding the Allocated Portion in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Fund.

12.
Assignment.   This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the

Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.
13.
Representations, Warranties and Agreements of the Subadviser.   The Subadviser represents, warrants and agrees that:

A.
It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.
It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.
It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.
It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Fund has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Fund. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Fund as the Fund or its Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.
E.
It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of  “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Fund.

F.
The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Fund.

G.
To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Fund or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Fund and the Adviser if the representation in this Section 13.G is no longer accurate.

H.
The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Allocated Portion or if there is an actual or expected change in control or management of the Subadviser.

14.
No Personal Liability.   Reference is hereby made to the Articles of Incorporation establishing the Fund, a copy of which has been filed with the State Department of Assessments and Taxation of Maryland and elsewhere as required by law, and to any and all amendments thereto so filed with the State Department of Assessments and Taxation of Maryland and elsewhere as required by law, and to any and all amendments hereafter filed. The name “The Zweig Total Return Fund, Inc.” and references to “Directors” refer to the Directors under said Articles of Incorporation as Directors and not personally, and no Director, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Articles of Incorporation is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Director, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.
15.
Entire Agreement; Amendment.   This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those Directors who are not “interested persons” of the Fund) and, if required by the Act or applicable SEC rules and regulations, a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the Act); provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Fund or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Subadviser.

16.
Effective Date; Term.   This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 20__. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Directors in accordance with the requirements of Section 15(c) of the Act.

17.
Termination.   This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the Act), upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser upon 60 days’ written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement may also be terminated, without the payment of any penalty, by the Subadviser immediately (i) upon the material breach by the Adviser of this Agreement or (ii) at the discretion of the Subadviser, if the Adviser or any officer or director of the Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the Act and the rules promulgated thereunder. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.
Applicable Law.   To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware applicable to contracts entered into and fully performed within the State of Delaware.
19.
Severability.   If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.
Notices.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)
To the Adviser or the Fund at:

Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103
Attn: William Renahan
Telephone: 860-263-4799
Email: William.Renahan@Virtus.com
(b)
To the Subadviser at:

Newfleet Asset Management, LLC
100 Pearl Street
Hartford, CT 06103
Attn: Michael Sollicito
Telephone: 860-263-4859
Email: Michael.Sollicito@newfleet.com
21.
Certifications.   The Subadviser shall timely provide to the Adviser and the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Fund in order to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Allocated Portion (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Fund. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.
Indemnification.

A.
The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Fund, or the omission of such information, by the Adviser for use therein.

B.
The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Fund, or the omission of such information, by the Subadviser for use therein.

C.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.
No party will be liable to another party for consequential damages under any provision of this Agreement.

23.
Receipt of Disclosure Document.   The Fund and the Adviser acknowledge receipt of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business prior to or on the date of execution of this Agreement. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.
24.
Counterparts; Fax Signatures.   This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.
Bankruptcy and Related Events.   Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Fund ceases to be registered as an investment company under the Act.

The zweig total return fund, inc.
By:
	Name:	George R. Aylward
	Title:	President
VIRTUS INVESTMENT ADVISERS, INC.
By:
	Name:	Francis G. Waltman
	Title:	Executive Vice President
ACCEPTED: Newfleet Asset Management, LLC
By:
	Name:	Michael Sollicito
	Title:	Chief Operating Officer
SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Allocated Portion of the Fund

SCHEDULE A

OPERATIONAL PROCEDURES
In order to minimize operational problems, it will be necessary for trade information to be supplied in a secure manner by the Subadviser to the Fund’s service providers, including: JPMorgan Chase Bank, NA (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”) BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”), JP Morgan (the “Prime Broker”) and all other Counterparties/Brokers as required. The Subadviser must furnish the Fund’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties and designated persons of the Fund. Trade information sent to the Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Fund.
The Sub-Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Sub-Accounting Agent no later than 4:30 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. All other executed trades must be delivered to the Sub-Accounting Agent on Trade Date plus 1 by Noon (Eastern Time) to ensure that they are part of the Fund’s NAV calculation. (The Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Sub-Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Fund. The data to be sent to the Sub-Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Sub-Accounting Agent and designated persons of the Fund and shall include (without limitation) the following:
1.
Transaction type (e.g., purchase, sale, open, close, put call);

2.
Security type (e.g., equity, fixed income, swap, future, option, short, long);

3.
Security name;

4.
Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);

5.
Number of shares and par, original face, contract amount, notional amount;

6.
Transaction price per share (clean if possible);

7.
Strike price;

8.
Aggregate principal amount;

9.
Executing broker;

10.
Settlement agent;

11.
Trade date;

12.
Settlement date;

13.
Aggregate commission or if a net trade;

14.
Interest purchased or sold from interest bearing security;

15.
Net proceeds of the transaction;

16.
Trade commission reason: best execution, soft dollar or research (to be provided quarterly);

17.
Derivative terms;

18.
Non-deliverable forward classification (to be provided quarterly);

19.
Maturity/expiration date; and

20.
Details of margin and collateral movement.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER
1.
(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.
The name of the broker;

B.
The terms and conditions of the order and of any modifications or cancellations thereof;

C.
The time of entry or cancellation;

D.
The price at which executed;

E.
The time of receipt of a report of execution; and

F.
The name of the person who placed the order on behalf of the Fund.

2.
(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.
Shall include the consideration given to:

(i)
The sale of shares of the Fund by brokers or dealers.

(ii)
The supplying of services or benefits by brokers or dealers to:

(a)
The Fund,

(b)
The Adviser,

(c)
The Subadviser, and

(d)
Any person other than the foregoing.

(iii)
Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.
Shall show the nature of the services or benefits made available.

C.
Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.
Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.
(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.
(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.
Records as necessary under Board approved policies and procedures of the Fund, including without limitation those related to valuation determinations.

*
Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE
For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, calculated on the average daily Managed Assets of the Allocated Portion at the annual rate of 50% of the net advisory fee. For this purpose, “Managed Assets” means the total assets of the Allocated Portion, including any assets attributable to borrowings, minus the Allocated Portion’s accrued liabilities other than such borrowings. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

SCHEDULE D

SUBADVISER FUNCTIONS
With respect to managing the investment and reinvestment of the assets of the Allocated Portion, the Subadviser shall provide, at its own expense:
(a)
An investment program for the Allocated Portion consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Directors and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)
Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of assets of the Allocated Portion in accordance with the then prevailing Registration Statement or other applicable Fund disclosure or policies pertaining to the Fund and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Fund’s limitation on acquisition of illiquid securities, if any; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Allocated Portion’s investment program, including, without limitation, analysis of performance of the Allocated Portion;

(c)
Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)
Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or the Board at such time(s) and location(s) as reasonably requested by the Adviser or the Board; and

(e)
Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)
Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION
To:
Re:
Subadviser’s Form N-CSR and Form N-Q Certification for The Zweig Total Return Fund, Inc.

From:
Newfleet Asset Management, LLC

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.
In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.
Schedule of Investments
Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.
In addition, our organization has:
a.
Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.
Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.
In addition, to the best of my knowledge there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Fund.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to that portion of the Fund allocated to the Subadviser (the “Allocated Portion”), contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.
I have disclosed, based on my most recent evaluation, to the Fund’s Chief Accounting Officer:
a.
All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Fund’s ability to record, process, summarize and report financial data with respect to the Allocated Portion in a timely fashion;

b.
Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:
a.
The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.
The Subadviser has complied with the Prospectus and Statement of Additional Information of the Fund, any updates to such documents, and the Policies and Procedures of the Fund as adopted by the Fund’s Board of Directors.

c.
I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.
The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Allocated Portion as outlined above.

e.
Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Allocated Portion and may not be relied upon by any other fund or entity.
The Subadviser does not maintain the official books and records of the Fund. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Fund’s official accounting system. The Subadviser is not responsible for the preparation of the Report.

Newfleet Asset Management, LLC	Date

SCHEDULE F
ALLOCATED PORTION OF FUND TO THE SUBADVISER
To be determined by Virtus Investment Advisers, Inc. on an on-going basis.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **IVR** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (888) 414-5566 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

Virtus Global Dividend & Income Fund Inc.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2016

The undersigned hereby appoints George R. Aylward, William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Special meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, 2nd Floor, Conference Room, Hartford, CT 06103 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"), to vote all shares of Virtus Global Dividend & Income Fund Inc. which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, than that one) shall have and may exercise all of the power and authority of said proxies hereunder. **This proxy is solicited on behalf of the Board of Directors of Virtus Global Dividend & Income Fund Inc.**

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof, If no direction is made, this proxy will be voted "FOR" the proposals listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement for the Meeting to be held on November 18, 2016.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE APPROVAL OF EACH ADVISOR AGREEMENT LISTED ON THE REVERSE SIDE.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 414-5566. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2016: The proxy statement is available online at:
www.proxyonline.com/docs/ztr.pdf

Virtus Global Dividend & Income Fund Inc.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The Board of Directors recommends a vote FOR all the proposals listed below.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS		FOR	AGAINST	ABSTAIN
1(a).	To approve a new investment advisory agreement between the Fund and Virtus Investment Advisers, Inc. ("VIA").	O	O	O
1(b).	To approve a new sub-advisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC.	O	O	O
1(c).	To approve a new sub-advisory agreement between VIA and Newfleet Asset Management, LLC.	O	O	O

THANK YOU FOR VOTING

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **IVR** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (888) 414-5566 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

Virtus Global Dividend & Income Fund Inc.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2016

The undersigned hereby appoints George R. Aylward, William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Special meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, 2nd Floor, Conference Room, Hartford, CT 06103 at 9:30 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"), to vote all shares of Virtus Global Dividend & Income Fund Inc. which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, than that one) shall have and may exercise all of the power and authority of said proxies hereunder. **This proxy is solicited on behalf of the Board of Directors of Virtus Global Dividend & Income Fund Inc.**

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof, If no direction is made, this proxy will be voted "FOR" the nominee listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement for the Meeting to be held on November 18, 2016.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 414-5566. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2016: The proxy statement is available online at:
www.proxyonline.com/docs/ztr.pdf

Virtus Global Dividend & Income Fund Inc.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The Board of Directors recommends a vote FOR the nominee in Proposal 1.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS	FOR	WITHHOLD
1. To elect William R. Moyer a Class I Director, to serve until the 2019 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified.	O	O

THANK YOU FOR VOTING